UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Delcath Systems, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

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1633 Broadway, Suite 22C

New York, New York 10019

April 7, 2021

To the Stockholders of Delcath Systems, Inc.:

You are cordially invited to attend our annual meeting of stockholders to be held at 9:30 a.m. Eastern Time, on Thursday, May 6, 2021 in a virtual format.

In response to continued public health concerns related to the COVID-19, pandemic, and to support the health and safety of all of our stockholders and other meeting participants, and taking into account current federal, state and local guidance, we have determined that the annual meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting. Stockholders will be able to attend, vote and submit questions (both before, and for a portion of, the meeting) from any location via the Internet at www.virtualshareholdermeeting.com/DCTH2021.

Information regarding each of the matters to be voted on at the virtual annual meeting is contained in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. Our Board of Directors recommends that you vote “for” each of the proposals to be presented at the meeting.

Whether or not you plan to attend the virtual annual meeting, we urge you to complete, sign and date the accompanying proxy card and return it in the enclosed postage-prepaid envelope as soon as possible. If you later decide to attend the virtual annual meeting or change your vote, you may withdraw your proxy and vote via the Internet, by telephone or at the virtual annual meeting.

Your vote is important. Whether you own a few shares or many, and whether or not you plan to attend the virtual annual meeting, it is important that your shares be represented and voted.

We thank you for your continued support of Delcath Systems, Inc.

Very truly yours,

Gerard Michel
Chief Executive Officer

1633 Broadway, Suite 22C

New York, New York 10019

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 6, 2021

To the Stockholders of Delcath Systems, Inc.:

Notice is hereby given that the 2021 Annual Meeting of Stockholders of Delcath Systems, Inc., a Delaware corporation (the “Company”), will be held at 9:30 a.m. Eastern Time on Thursday, May 6, 2021, in a virtual format only for the purpose of considering and taking action on the following proposals:

(1)	to elect two Class III nominees as Class III directors for a term expiring at the 2024 annual meeting of the Company’s stockholders and until their successors are elected and qualified;

(2)	to approve an amendment of the Company’s 2020 Omnibus Equity Incentive Plan to increase by 1,800,000 shares the number of shares available under the 2020 Omnibus Equity Incentive Plan;

(3)

to ratify the selection, by the Audit Committee of our Board of Directors, of Marcum LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2021;

(4)	to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in the proxy statement; and

(5)	to transact such other business as may properly come before the 2021 Annual Meeting or any adjournments thereof.

The matters listed in this notice of annual meeting of stockholders are described in detail in the accompanying proxy statement. The Board is not aware of any other business to come before the 2021 Annual Meeting.

Our Board has fixed the close of business on March 12, 2021 as the record date for determining those stockholders who are entitled to notice of and to vote at the 2021 Annual Meeting or any adjournment of our 2021 Annual Meeting.

In response to continued public health concerns related to the COVID-19, pandemic, and to support the health and safety of all of our stockholders and other meeting participants, and taking into account current federal, state and local guidance, we have determined that the Annual Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting. Stockholders will be able to attend, vote and submit questions (both before, and for a portion of, the meeting) from any location via the Internet at www.virtualshareholdermeeting.com/DCTH2021.

A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for ten days prior to the Annual Meeting for any purposes germane to the Annual Meeting between the hours of 9:00 a.m. and 5:00 p.m., at our principal executive offices at 1633 Broadway, Suite 22C, New York, New York 10019, by contacting the Secretary of the Company. Due to the COVID-19 pandemic, registered stockholders must make an appointment and must comply with the Company’s COVID-19 protocols. The list will be available at the Annual Meeting, and through the conclusion of the Annual Meeting, on the virtual Annual Meeting website at www.virtualshareholdermeeting.com/DCTH2021. Only those persons logging into the virtual Annual Meeting as a registered stockholder will be able to access the list.

Your vote is important. Whether or not you plan to attend the virtual Annual Meeting, please submit a proxy as promptly as possible by using the internet or the designated toll-free telephone number, or by signing, dating and returning by mail the proxy card in the return envelope provided.

On or about April 7, 2021, we will commence mailing of the proxy statement and form of proxy.

By order of the Board

New York, New York	Roger G. Stoll, Ph.D.	Gerard Michel
April 7, 2021	Chair of the Board	Chief Executive Officer

DELCATH SYSTEMS, INC.

PROXY STATEMENT

INFORMATION ABOUT THE 2021 ANNUAL MEETING AND VOTING	1

PROPOSAL 1: ELECTION OF TWO CLASS III DIRECTORS	7

PROPOSAL 2: APPROVAL OF THE AMENDMENT OF DELCATH SYSTEMS, INC. 2020 OMNIBUS EQUITY INCENTIVE PLAN	10

PROPOSAL 3: RATIFICATION OF THE SELECTION, BY THE AUDIT COMMITTEE OF OUR BOARD OF DIRECTORS, OF MARCUM LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021	18

PROPOSAL 4: APPROVAL, ON A NON-BINDING, ADVISORY BASIS, OF THE NAMED EXECUTIVE OFFICER COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT	20

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	21

CORPORATE GOVERNANCE AND RELATED MATTERS	24

TRANSACTIONS WITH RELATED PERSONS	28

DIRECTOR COMPENSATION	29

INFORMATION ABOUT OUR EXECUTIVE OFFICERS	30

EXECUTIVE COMPENSATION	30

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT	33

SUMMARY COMPENSATION TABLE	34

GRANTS OF PLAN-BASED AWARDS—2020	35

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END—2020	35

EMPLOYMENT ARRANGEMENTS	36

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL	38

AUDIT COMMITTEE REPORT	39

STOCKHOLDER PROPOSALS FOR THE 2022 ANNUAL MEETING	40

OTHER MATTERS	41

WHERE YOU CAN FIND MORE INFORMATION	41

APPENDIX A: DELCATH SYSTEMS, INC. 2020 OMNIBUS EQUITY INCENTIVE PLAN, AS AMENDED	A-1

1633 Broadway, Suite 22C

New York, New York 10019

PROXY STATEMENT

INFORMATION ABOUT THE 2021 ANNUAL MEETING AND VOTING

The enclosed proxy is solicited by the Board of Directors of Delcath Systems, Inc. (“Delcath,” “we,” “our,” “us” or “the Company”) to be voted at our 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”) to be held at 9:30 a.m. Eastern Time on May 6, 2021 in a virtual meeting format only at www.virtualshareholdermeeting.com/DCTH2021.

Important Notice Regarding the Availability of Proxy Materials for

the Stockholder Meeting to be Held on May 6, 2021

A copy of the this Proxy Statement, the Form of Proxy Cards, the Notice of Annual Meeting of Stockholders, and the Company’s 2020 Annual Report are available on the Internet at www.proxyvote.com as well as the 2021 Annual Meeting website referenced below.

Purpose of the 2021 Annual Meeting.

To consider and vote on the following proposals:

(1)   to elect the two Class III nominees named in this proxy statement as Class III directors to hold office until the 2024 annual meeting of the Company’s stockholders and until their successors are elected and qualified;

(2)   to approve an amendment of the Delcath Systems, Inc. 2020 Omnibus Equity Incentive Plan;

(3)   to ratify the selection, by the Audit Committee of our Board of Directors, of Marcum LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2021;

(4)   to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this proxy statement; and

(5)   to transact such other business as may properly come before the 2021 Annual Meeting or any adjournment or postponement thereof.

Stockholders entitled to vote.

Only stockholders of record at the close of business on March 12, 2021 are entitled to notice of and to vote at the 2021 Annual Meeting. At the close of business on March 12, 2021, there were 6,249,807 shares of our common stock, $0.01 par value per share (the “Common Stock”), 17,506 shares of our Series E Convertible Preferred Stock, $0.01 par value per share, and 2,975 shares of our Series E-1 Convertible Preferred Stock issued, outstanding and entitled to vote.

Beneficial Ownership Limitation: The voting of the Series E Convertible Preferred Stock and the Series E-1 Convertible Preferred Stock (referred to in this paragraph as the “Convertible Preferred”) is limited by the certificates of designation for such

Convertible Preferred, which provide that the Company shall not affect any conversion of the Convertible Preferred, and a holder of Convertible Preferred will not have the right to convert any portion of the Convertible Preferred, to the extent that, after giving effect to the conversion, the holder (together with its affiliates and any persons acting as a group together with the holder or any of the holder’s affiliates) (such persons, “Attribution Parties”), would beneficially own in excess of the Beneficial Ownership Limitation. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such holder and its affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of the Convertible Preferred with respect to which such determination is being made, but will exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted Stated Value of Convertible Preferred beneficially owned by such holder or any of its affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained in the certificate of designations (including, without limitation, the Convertible Preferred and related warrants), beneficially owned by such holder or any of its affiliates or Attribution Parties. To the extent that the Beneficial Ownership Limitation applies, the determination of whether the Convertible Preferred is convertible (in relation to other securities owned by such holder together with any affiliates and Attribution Parties) and of how many shares of Convertible Preferred are convertible is in the sole discretion of such holder, and the submission of a notice of conversion to the Company will be deemed to be such holder’s determination of whether the shares of Convertible Preferred may be converted (in relation to other securities owned by such holder together with any affiliates and Attribution Parties) and how many shares of the Convertible Preferred are convertible, in each case subject to the Beneficial Ownership Limitation. The “Beneficial Ownership Limitation” is 4.99% (or, upon written election by a holder which is delivered to the Company prior to the issuance of any shares of Convertible Preferred to such holder, 9.99%) of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of Convertible Preferred held by the applicable holder. A holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation applicable to its Convertible Preferred provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of Convertible Preferred held by the holder. Any such increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company and will only apply to such holder and no other holder.

Number of votes.	Holders of Common Stock have one vote for each share of Common Stock held and holders of the Series E Convertible Preferred Stock and the Series E-1 Convertible Preferred Stock are entitled to vote with the holders of shares of Common Stock, and not as a separate class, on an as-converted basis, subject to the Beneficial Ownership Limitation applicable to the Series E Convertible Preferred Stock and the Series E-1 Convertible Preferred Stock as set forth in the Certificate of Designation of Preferences, Rights and Limitations of Series E Convertible Preferred Stock and Certificate of Designation of Preferences, Rights and Limitations of Series E-1 Convertible Preferred Stock, incorporated by reference as Exhibits 4.1 and 4.2 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

The shares of Series E Convertible Preferred Stock are convertible into an aggregate of 1,750,600 shares of Common Stock and the shares of Series E-1 Convertible Preferred Stock are convertible into an aggregate of 297,500 shares of Common Stock, amounting to an aggregate of 2,048,100 shares of Common Stock, prior to taking into account the Beneficial Ownership Limitations. The aggregate number of shares entitled to vote, including all Common Stock, Series E Convertible Preferred Stock and Series E-1 Convertible Preferred Stock on an as converted basis, after taking into account Beneficial Ownership Limitations, is 6,827,307 shares.

Attending the virtual meeting.

Stockholders of record as of March 12, 2021 will be able to participate in the 2021 Annual Meeting by visiting our 2021 Annual Meeting website at www.virtualshareholdermeeting.com/DCTH2021. To participate in the 2021 Annual Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials.

The 2021 Annual Meeting will begin promptly at 9:30 a.m. Eastern time on Thursday, May 6, 2021.

Online check-in will begin at 9:15 a.m. Eastern time, and you should allow approximately 15 minutes for the online check-in procedures.

How to Vote.

Whether or not you plan to virtually attend the 2021 Annual Meeting and regardless of the number of shares of the Company’s Common Stock or Preferred Stock that you own, please cast your vote, at your earliest convenience, as instructed in the proxy card and/or voting instruction form. Your vote is very important. Your vote before the 2021 Annual Meeting will ensure representation of your shares at the 2021 Annual Meeting even if you are unable to virtually attend. You may submit your vote by the Internet, telephone, mail or during virtual attendance at the 2021 Annual Meeting. Voting over the Internet or by telephone is fast and convenient, and your vote is immediately confirmed and tabulated. By using the Internet or telephone, you help us reduce postage, printing and proxy tabulation costs. We encourage all holders of record to vote in accordance with the instructions on the proxy card and/or voting instruction form prior to the 2021 Annual Meeting even if they plan on virtually attending the meeting. Submitting a vote before the 2021 Annual Meeting will not preclude you from voting your shares at the meeting should you decide to virtually attend.

You may vote using the following methods:

Visit the website listed on your proxy card/voting instruction form to vote via the Internet.

Sign, date and return your proxy card/voting instruction form to vote by mail.

During the 2021 Annual Meeting, visit our 2021 Annual Meeting website at www.virtualshareholdermeeting.com/DCTH2021

Call the telephone number on your proxy card/voting instruction form to vote by telephone.

Quorum.	The presence of the holders of a majority of the shares of the Company’s Common Stock and preferred stock (on an as converted to Common Stock basis) issued and outstanding and entitled to vote at the 2021 Annual Meeting, logging in to virtually attend the 2021 Annual Meeting using the control number or represented by proxy, will constitute a quorum for purposes of voting at the 2021 Annual Meeting. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum.

Broker non-votes.

If you do not provide your bank, broker or other nominee with instructions on how to vote your shares held in “street name,” your bank, broker or other nominee will have discretionary authority to vote your shares with respect to “routine” proposals, but not with respect to “non-routine” proposals.

•  Routine proposal. Proposal 3 (ratification of the appointment of our independent registered public accounting firm) is a routine proposal and may be voted upon by your bank, broker or other nominee if you do not submit voting instructions to your bank, broker or other nominee.

•  Non-routine proposals. Proposals 1 (the election of two Class III nominees), 2 (the approval of an amendment of the Delcath Systems, Inc. 2020 Omnibus Equity Incentive Plan) and 4 (the approval, on a non-binding, advisory basis of the executive compensation of the Company’s named executive officers as described in the proxy statement) are non-routine proposals and may not be voted upon by your bank, broker or other nominee in the absence of specific instructions from you as to how you would like your shares to be voted. If you hold your shares in “street name,” we strongly encourage you to provide instructions regarding the voting of your shares as your bank, broker or other nominee cannot vote your shares with respect to these proposals without voting instructions from you.

Vote required; treatment of abstentions and broker non-votes.

Proposal 1 (Election of Two Class III Directors): Under Delaware law, directors are elected by the affirmative vote of a plurality of the shares of stock present in person or represented by proxy and entitled to vote at the Annual Meeting. This means that with respect to the election of two Class III directors to hold office until the 2024 annual meeting of stockholders, the nominees receiving the greatest number of affirmative votes cast are elected as directors.

You may either vote “FOR” or “WITHHOLD” authority to vote for each nominee for the Board. Shares present at the meeting or represented by proxy and entitled to vote where the stockholder properly withholds authority to vote for such nominee in accordance with the proxy instructions will not be counted toward such nominee’s achievement of plurality. Broker non-votes will not be included as “votes cast” with respect to Proposal 1 and will not have an effect on the outcome of such proposal.

Shares present or represented and not so marked as to withhold authority to vote for a particular nominee will be voted in favor of a particular nominee and will be counted toward such nominee’s achievement of a plurality.

Proposals 2 (Amendment to Delcath Systems, Inc. 2020 Omnibus Equity Incentive Plan), 3 (Ratification of Appointment of Marcum LLP) and 4 (Non-Binding Advisory Vote on Executive Compensation): The affirmative vote of a majority of the shares of stock present in person or represented by proxy at the 2021 Annual Meeting and entitled to vote is required for the approval of Proposal 2 (the approval of an amendment of the Delcath Systems, Inc. 2020 Omnibus Equity Incentive Plan), Proposal 3 (the ratification of the appointment of our independent registered public accounting firm) and Proposal 4 (the approval, on a non-binding, advisory basis of the executive compensation of the Company’s named executive officers as described in the proxy statement). With respect to Proposals 2, 3 and 4, you may vote “FOR,” “AGAINST” or “ABSTAIN.”

A vote to “ABSTAIN” will have the effect of a vote “AGAINST” Proposals 2, 3 and 4. With respect to Proposal 3 (the ratification of the appointment of our independent registered public accounting firm), because this proposal is considered a “routine” matter under applicable stock exchange rules, we do not expect to receive any broker non-votes on this proposal. Proposals 2 and 4 are considered “non-routine” matters; therefore, your bank, broker or other nominee does not have discretion to vote your shares with respect to these Proposals without voting instructions from you and, in the absence of such voting instructions, your shares will not affect the outcome of the Proposals.

With respect to Proposals 2, 3 and 4, if you just sign and submit your proxy card without marking your voting instructions, your shares will be voted “FOR” such proposal by the proxies.

Voting recommendation of the Board of Directors; voting of proxies.	Our Board recommends a vote “FOR” all of the Proposals. Your shares will be voted in accordance with the instructions contained in your signed proxy card. If you return a signed proxy card without giving specific voting instructions with respect to each Proposal, proxies will be voted in favor of the Board’s recommendations with respect to the Proposals as set forth in this Proxy Statement.

How to revoke your proxy.

Your proxy is revocable. The procedure you must follow to revoke your proxy depends on how you hold your shares.

If you are a registered holder of our Common Stock or Preferred Stock, you may revoke a previously submitted proxy by submitting another valid proxy (whether by telephone, the Internet or mail) or by providing a signed letter of revocation to the Corporate Secretary of the Company before the closing of the polls at the virtual annual meeting on May 6, 2021. Only the latest-dated validly executed proxy will count. You also may revoke any previously submitted proxy and vote your shares online during the virtual annual meeting; however, simply attending the 2021 Annual Meeting in virtual format without taking one of the above actions will not revoke your proxy.

If you hold shares in street name, in general, you may revoke a previously submitted voting instruction by submitting to your broker/custodian another valid voting instruction (whether by telephone, the Internet or mail) or a signed letter of revocation. Please contact your bank, broker or other nominee for detailed instructions on how to revoke your voting instruction and the applicable deadlines. Please note that your attendance at the virtual annual meeting in and of itself will not be sufficient to revoke your proxy.

Expenses and solicitation.	We will bear the cost for the solicitation of proxies, including printing and mailing costs. In addition to the solicitation of proxies by mail, proxies may also be solicited personally by directors, officers and employees of Delcath, without additional compensation to these individuals. Delcath will request that banks, brokers and other firms holding shares in their names that are beneficially owned by others to forward proxy materials to and obtain proxies from such beneficial owners, and will reimburse such banks, brokers and other firms for their reasonable out-of-pocket costs.

Other matters.	We are not aware of any matters to be presented at the 2021 Annual Meeting other than those described in this Proxy Statement. If any matters not described in this Proxy Statement are properly presented at the 2021 Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the 2021 Annual Meeting is adjourned or postponed, the proxy holders can vote your shares at the new meeting as well unless you have subsequently revoked your proxy.

Vote results.	The preliminary results of the voting on the proposals will be reported at the 2021 Annual Meeting. The final certified results of the voting will be reported in a Current Report on Form 8-K within four business days after the 2021 Annual Meeting.

Who should I call if I have additional questions?	If you hold your shares directly, please call Delcath’s transfer agent, American Stock Transfer and Trust Company, LLC at 1-800-937-5449. If your shares are held in street name, please call the telephone number provided on your proxy card or contact your bank, broker or other nominee holding your shares directly.

PROPOSAL 1: ELECTION OF TWO CLASS III DIRECTORS

Our certificate of incorporation and bylaws, each as currently amended and in effect, state that our Board of Directors (the “Board”) will consist of a number of directors that will be fixed exclusively by the Board from time to time in accordance with the bylaws of the Company. Our Board has fixed the number of directors comprising the Board of Directors at six members. Each director holds office until his or her successor is duly elected and qualified or until his or her death, incapacity, resignation or removal. Any vacancy in the Board, including a vacancy that results from an increase in the number of directors, may be filled only by the vote of a majority of the remaining directors then in office. Our certificate of incorporation also provides that our Board is divided into three classes of directors, with the classes as nearly equal in number as possible. Subject to any earlier resignation or removal in accordance with the terms of our certificate of incorporation and bylaws, our current Class III directors, if elected, will serve until the 2024 Annual Meeting of Stockholders; our current Class I directors will serve until the 2022 Annual Meeting of Stockholders; and our current Class II directors will serve until the 2023 Annual Meeting of Stockholders. Any additional directorships resulting from an increase in the number of directors will be apportioned by our Board among the three classes as equally as possible.

Our Board has nominated Roger G. Stoll, Ph.D. and Steven Salamon for election as Class III directors at the 2021 Annual Meeting, to serve until the 2024 Annual Meeting of Stockholders. Both of the nominees are presently directors, and both have indicated a willingness to continue to serve as director, if elected. If a nominee becomes unable or unwilling to serve, proxies may be voted for substitute nominees selected by our Board.

Nominees for Election as Class III Directors

Name	Age	Position with Delcath	Director Since
Roger G. Stoll, Ph.D.	78	Chairman	2008
Steven Salamon	55	Director	2020	(1)

(1) Mr. Salamon was appointed as a director on May 6, 2020 to fill a vacancy on our Board.

Biographical information, including principal occupation and business experience during the last five years, for our director nominees is set forth below.

Roger G. Stoll, Ph.D. was appointed as a director of the Company in December 2008. He became Executive Chairman in September 2014 and has served as Chairman of the Board since October 2015. From 2002 to 2008 he served as Chairman and Chief Executive Officer of Cortex Pharmaceuticals, Inc. (now RespireRx Pharmaceuticals Inc.) (“Cortex”). In August 2008 he was appointed Executive Chairman of the board of directors of Cortex and served in such role until his retirement in 2012. From 2001 to 2002 he was a consultant to several east coast venture capital firms and startup ventures. From 1998 to 2001, he was Executive Vice President of Fresenius Medical Care-North America, in charge of the dialysis products division and the diagnostic business units, which included hemodialysis machines, dialysis filters, dialysate solutions, and attendant devices used in the dialysis procedure. From 1991 to 1998, Dr. Stoll was Chief Executive of Ohmeda, a global leader in anesthetic agents, critical care drugs and related operating room devices with sales of $1 billion annually. From 1994 until the sale of Ohmeda in 1998, he was also a member of the board of directors of The BOC Group, plc in London, UK (now part of Linde). From 1986 to 1991, Dr. Stoll held several positions of increasing responsibility at Bayer, AG, including, Chief Administrative Officer, President of Bayer’s Consumer Healthcare business unit, and Executive Vice-President and General Manager for its worldwide Diagnostic Business Group, which included the acquisition of Cooper Technicon and the global integration of the Bayer and Technicon business units and resulted in a global diagnostic business in excess of $1 billion in sales annually. Prior to that he worked for American Hospital Supply Corporation, where he rose from Director of Clinical Pharmacology to President of the American Critical Care Drug division. Mr. Stoll began his pharmaceutical career at the Upjohn Company working in drug metabolism and pharmacokinetic studies in a clinical development unit in 1972. Dr. Stoll obtained his BS in Pharmacy degree at Ferris State University, his PhD in Biopharmaceutics and Drug

Metabolism at the University of Connecticut and was a post-doctoral fellow for two years at the University of Michigan. He served on the Board of Directors of Questcor Pharmaceuticals from 1999 to 2005 and on the boards of Agensys, Inc. from 2003 until its sale to Astellas in late 2007 and Chelsea Therapeutics from 2008 until it was acquired in 2014 by Lundbeck A/S. From 1991 to 2002, Dr. Stoll also served on the board of directors of St. Jude Medical (1991 to 2001) and the industry boards HIMA and PMA (now PhRMA). Dr. Stoll also serves on the University of Connecticut School of Pharmacy Advisory Board.

We believe that Dr. Stoll’s extensive management experience in the pharmaceutical and medical devices and equipment industries qualifies him to serve on our Board of Directors.

Steven Salamon was appointed as a director of the Company in May 2020. Mr. Salamon is a co-founder of and has served as Portfolio Manager at Rosalind Advisors, Inc., a life sciences-focused investment manager (“Rosalind Advisors”), since 2006. Mr. Salamon holds a MBA from the Ivey Business School and an Engineering Physics degree from the University of Toronto. Prior to co-founding Rosalind Advisors, Mr. Salamon worked as an equity analyst at HSBC Securities and RBC Capital Markets (formerly RBC Dominion Securities).

We believe that Mr. Salamon’s qualifications to sit on our Board include, among other things, his financial and investment industry experience, his understanding of our business and our industry and his strategic insight. In addition, Mr. Salamon provides a valuable stockholder perspective to the Board.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE TWO CLASS III DIRECTOR NOMINEES.

Directors Continuing in Office

Name	Age	Position with Delcath	Director Since
Gilad Aharon, Ph.D.	47	Director	2020
Elizabeth Czerepak	65	Director	2020
Gerard Michel	57	Director	2020
John Sylvester	57	Director	2019

Biographical information, including principal occupation and business experience during the last five years, for our directors whose terms continue is set forth below.

Class I Directors (Term Expires at 2022 Annual Meeting)

Gilad Aharon, Ph.D. was appointed as a director of the Company in May 2020. Dr. Aharon is a co-founder of and has served as a Portfolio Manager at Rosalind Advisors, since 2006. Dr. Aharon holds a Ph.D. in Biophysics and Molecular Biology from the University of Toronto. Prior to co-founding Rosalind Advisors, Dr. Aharon worked as an equity analyst at Infinium Securities Inc.

We believe that Dr. Aharon’s qualifications to sit on our Board include, among other things, his financial and investment industry experience, his understanding of our business and our industry and his educational background. In addition, Dr. Aharon provides a valuable stockholder perspective to the Board.

Gerard Michel was appointed as a director of the Company and its Chief Executive Officer in October 2020. Mr. Michel has over 30 years of experience in the pharmaceutical and medical technology industries across multiple functional areas. Prior to joining the Company as its Chief Executive Officer on October 1, 2020, he was Chief Financial Officer of Vericel Corp., a biopharmaceutical company, since June 2014 where he was a key member of the management team which integrated a transformative acquisition and revised the company’s business model from a research focused company to a fully integrated, profitable commercial business. Mr. Michel also served as Chief Financial Officer and Vice President, Corporate Development of Biodel, Inc. from November 2007 to May 2014, and Chief Financial Officer and Vice President of Corporate Development of

NPS Pharmaceuticals Inc. from August 2002 to November 2007. Prior to that, Mr. Michel was a Principal at Booz Allen and held a variety of commercial roles at both Lederle Labs and Wyeth Labs. Mr. Michel holds a M.S. in Microbiology from the University of Rochester School of Medicine, an M.B.A. from the Simon School of Business, and a B.S. in both Biology and Geology from the University of Rochester.

We believe that Mr. Michel’s leadership experience as a senior executive of a publicly traded biopharmaceutical company qualifies him to serve on our Board of Directors.

Additional information concerning Gerard Michel, one of our directors and our Chief Executive Officer, is provided under “—Information About Our Executive Officers” and elsewhere in this proxy statement.

Class II Directors (Term Expires at 2023 Annual Meeting)

Elizabeth Czerepak was appointed as a director of the Company in February 2020. Ms. Czerepak serves as Chief Financial Officer at BeyondSpring Inc. (NASDAQ:BYSI), a global biopharmaceutical company focused on developing innovative immuno-oncology cancer therapies, since September 2020. Prior to that, from May 2018 to January 2020, she served as Chief Financial Officer and Chief Business Officer of Genevant Sciences, Inc., a technology focused nucleic acid delivery company. Earlier experience includes CFO roles at other biotechnology companies including Altimmune, Inc NASDAQ:ALT), Isarna Therapeutics, and Cancer Genetics (NASDAQ:CGIX), where she led Altimmune’s IPO through reverse merger, and Cancer Genetics’ IPO and subsequent uplisting to NASDAQ. She has extensive experience in biotech venture capital investment as a Managing Director at JP Morgan/Bear Stearns, where she led investments in 13 biotechs, providing primary support in completing large private financings, and exits through IPO and acquisition. Elizabeth began her career serving in senior and executive level positions for 18 years at BASF Pharma, Hoffmann-La Roche, and Merck & Co. Her pharma executive level experience includes M&A, licensing, business development and finance. Ms. Czerepak also serves on the board of directors and is chair of the Audit Committee of Spectrum Pharmaceuticals, Inc. (NASDAQ: SPPI) since June 2019. She also serves as a director of Scilex Holdings Company, a pharmaceutical company since September 2019. Earlier, from 2001 to 2010, Ms. Czerepak served as a director for many, mostly private, companies in which she was an investor. She received a B.A. magna cum laude in Spanish and Mathematics Education from Marshall University and an MBA from Rutgers University. In 2019, Elizabeth earned a Corporate Director Certificate from Harvard Business School.

We believe that Ms. Czerepak’s extensive experience in the pharmaceutical and biotech industries, including as a senior finance executive of publicly traded biopharmaceutical companies, qualifies her to serve on our Board of Directors.

John R Sylvester was appointed as a director of the Company in July 2019. He is currently serving as CEO of Curium Pharma’s SPECT and International businesses. Prior to that he served as Chief Commercial Officer of BTG plc, which he joined in 2011 and had roles leading both their Interventional Oncology and Interventional Vascular businesses as well as a period as Chief Development Officer accountable for Strategy, M&A and Market access. This culminated in an exit to Boston Scientific for $4.2 billion. Prior to BTG, John was Managing Director of Biocompatibles plc, building their Interventional Oncology business which led to a successful exit to BTG for £166.0 million. John joined Biocompatibles following a period as the Vice President of Marketing for Baxter Healthcare’s $750.0 million European Medication Delivery business based in Brussels, then Zurich, accountable for six strategic business units incorporating drugs, devices and drug device combinations. Before this, John held a number of senior commercial roles in the industrial sector. Immediately prior to Baxter Healthcare, John was the General Manager of a Minerals company with $4.0 billion of assets on three continents, $500.0 million of sales and 1,500 employees. John graduated with joint honors in Biochemistry and Applied Molecular Biology from the University of Manchester.

We believe that Mr. Sylvester’s extensive international experience with business strategy and commercialization in the healthcare space qualifies him to serve on our Board of Directors.

PROPOSAL 2: APPROVAL OF THE AMENDMENT OF DELCATH SYSTEMS, INC. 2020 OMNIBUS EQUITY INCENTIVE PLAN

We are asking our stockholders to approve an amendment to the Company’s 2020 Omnibus Equity Incentive Plan, which we refer to in this Proposal as the “2020 Plan,” to increase the number of shares of the Company’s Common Stock available for issuance under the 2020 Plan by 1,800,000. The 2020 Plan was initially adopted by the Company’s Board of Directors on September 30, 2020, subject to stockholder approval, which was obtained at the Company’s 2020 annual meeting of stockholders held on November 23, 2020. Our Board unanimously approved the proposed amendment (which we refer to in this Proposal as the “Amendment”) of the 2020 Plan on March 30, 2021, subject to stockholder approval. If approved by the stockholders, the Amendment will become effective as of the date of the 2021 Annual Meeting.

We have recently announced positive top-line preliminary results from our Phase 3 FOCUS trial of HEPZATO KIT (melphalan hydrochloride for injection/hepatic delivery system) in patients with liver dominant metastatic ocular melanoma (mOM), and the Company expects to resubmit its New Drug Application, or NDA, in the first quarter of 2022. There remains a need to supplement the Company’s 36 employees by recruiting new executives, including a General Counsel, Chief Financial Officer as well as senior medical and commercial officers and to make additional hires (to supplement our current 36 employees) in order to prepare for U.S. commercialization of HEPZATO KIT, to expand our clinical development activities to include a broader set of solid tumors, to build out our manufacturing and sales capabilities and for other operations.

We do not view the 95,000 shares remaining currently available for grant under the 2020 Plan as sufficient to allow us to execute on our near-term plans, and the proposed increase in the share reserve under the 2020 Plan is expected to provide sufficient shares available for approximately the next two years as we scale the business. We are not able to provide a public forecast as to the level of total shares outstanding and utilization of equity awards as a result of the unpredictability of the underlying assumptions and estimates. In particular, our actual usage of stock plan shares for employee awards under the 2020 Plan will be impacted by changes in the number and level of our employees, the type of equity awards we grant, our potential growth and activities, the financial impact of grants and financing activities, as well as other factors, such as industry performance and general business, economic, regulatory, market and financial conditions. These general factors and ones specific to our business are difficult to predict, many are beyond our control and some or all could combine to change the expected life of the stock plan request.

The purpose of the increase in authorized shares is to secure adequate shares to fund expected awards under the Company’s long-term incentive program, which is intended to promote the interests of Delcath through grants of awards to employees, directors and consultants in order to: (i) attract and retain employees, directors and consultants; (ii) provide an additional incentive to each award holder to work to increase the value of Delcath’s stock; and (iii) provide each award holder with a stake in the future of Delcath that strengthens the mutuality of interests between such award holder and Delcath’s stockholders.

If approved by our stockholders, the Amendment will increase by 1,800,000 shares of Common Stock the current authorization of 675,000 shares of Common Stock for equity compensation awards, for a total share reserve under the 2020 Plan of 2,475,000 shares of Common Stock.

In determining the amount of the increase contemplated by the Amendment, the Board has taken into consideration the analysis conducted by our compensation consultant F. W. Cook, which looked to manage annual share spend, total overhang levels and competitive market grant practices in an appropriate manner. The analysis considered that we have a large number of outstanding in-the-money warrants and convertible preferred shares, which results in a capital structure that has approximately 12,500,000 common shares and common share equivalents outstanding.

The proposed reservation of an additional 1,800,000 shares under the 2020 Plan is most appropriately considered as a percentage of the totality of common share equivalents with the in-the-money warrants and convertible preferred shares included.

Another factor considered is our anticipated “burn rate” for issuances of new awards under the 2020 Plan over the next two years, which is defined generally as (a) shares subject to options and other awards granted in the year, divided by (b) weighted-average common shares and common share equivalents outstanding for the applicable year (common share equivalents include in-the-money warrants and convertible preferred shares). Taking into account our hiring plans over that period, we believe that our burn rate will be approximately six percent (6%) if awards are granted as stock options.

As of March 31, 2021, only 95,000 shares of Common Stock remained available for grant of future equity awards under the 2020 Plan. We believe that the additional 1,800,000 reserved shares will be sufficient to provide an adequate number of awards to the new employees that the Company intends to hire in order to build out its team as discussed above, as well as to provide additional incentive awards to the Company’s current employees, consistent with the market for their services, over that period of time. This increase will improve the Company’s ability to grant equity awards that are competitive with the levels of equity compensation provided by the companies with which it competes to attract and retain talented executives and other key employees.

The Board recommends that the stockholders approve the Amendment. If the requisite stockholder approval of the Amendment is not obtained, the Amendment will not take effect.

Description of the 2020 Plan

The following summary of the material terms of the 2020 Plan, which takes into account the proposed Amendment, is qualified in its entirety by reference to the full text of the 2020 Plan (as amended if this Proposal Two is approved), marked to show the changes implemented by the Amendment, attached as Appendix A to this Proxy Statement. The 2020 Plan is not a tax-qualified deferred compensation plan under Section 401(a) of the Code and is not intended to be an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974.

Administration. Our Board has the authority to interpret the terms and conditions of the 2020 Plan, to determine eligibility for and terms of awards for participants and to make all other determinations necessary or advisable for the administration of the 2020 Plan. The Board may delegate its authority to any committee of the Board (the Board or such committee is referred to below as the “Administrator”). To the extent consistent with applicable law, the Administrator may further delegate the ability to grant awards to our Chief Executive Officer or other of our officers. In addition, subcommittees may be established to the extent necessary to comply with Rule 16b-3 under the Securities Exchange Act of 1934.

Eligible Award Recipients. Our non-employee directors, employees and consultants, and any individual to whom we or our affiliates have extended a formal offer of employment, are eligible to receive awards under the 2020 Plan. There is no limit on the number or class of employees, directors, or consultants that are eligible to receive awards.

Awards. Awards under the 2020 Plan may be made in the form of incentive stock options, non-qualified options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards, other stock-based awards or cash awards.

Shares Subject to the 2020 Plan. Subject to adjustment as set forth below, the total number of shares of Common Stock reserved and available for grant and issuance pursuant to awards under the 2020 Plan is equal to 2,475,000 (assuming that the stockholders approve the Amendment), the full amount of which may be issued pursuant to incentive stock options. For purposes of counting shares against the share reserve, awards denominated in shares of Common Stock and other awards that may be exercised for, settled in or convertible into shares of Common Stock will be counted against the 2020 Plan reserve on the date of grant of the award based on the maximum number of shares that may be issued pursuant to the award, as determined by the Administrator.

Award Limits. With respect to any one participant (other than a non-employee director), during any calendar year, (i) the maximum number of shares of Common Stock underlying options and stock appreciation rights that may be granted under the 2020 Plan is 500,000 shares; (B) the maximum number of shares of Common Stock subject to restricted stock awards, awards of restricted stock units and other stock-based awards that may be granted under the 2020 Plan is 500,000 shares; and (C) the maximum amount of a cash award that may be paid is $3,000,000. No director, in any approximate 12-month period beginning on the date of a regular annual meeting and ending on the date of the next regular annual meeting may be granted awards, that, together with any cash fees received from the Company during such period, exceed an aggregate value of $750,000 (with value of each equity award based on its grant date fair value).

Terms and Conditions of Awards

•

Options and Stock Appreciation Rights. An “incentive stock option” is an option that meets the requirements of Section 422 of the Code, and a “non-qualified stock option” is an option that does not meet those requirements. A “stock appreciation right” (or SAR) is the right of a participant to a payment, in cash, shares of Common Stock, or a combination of cash and shares equal to the amount by which the market value of a share of Common Stock exceeds the base price of the stock appreciation right. An option or SAR granted under the 2020 Plan will be exercisable only to the extent that it is vested on the date of exercise. No option or SAR may be exercisable more than ten years from the grant date. The Administrator may include in the option agreement the period during which an option may be exercised following termination of employment or service. SARs may be granted to participants in tandem with options or separately. Tandem SARs will generally have substantially similar terms and conditions as the options with which they are granted. The exercise price or base price per share under each option or SAR granted under the 2020 Plan may not be less than 100% of the fair market value of the Company’s Common Stock on the grant date of such award. For this purpose, and for so long as the Company’s Common Stock is listed on the Nasdaq Stock Market, fair market value of the Common Stock will be the closing price of the Company’s Common Stock on the grant date. The 2020 Plan prohibits repricing of options and SARs without stockholder approval.

•

Restricted Stock and Restricted Stock Units. Restricted stock is an award of Common Stock on which certain restrictions are imposed over specified periods that subject the shares to a substantial risk of forfeiture. A restricted stock unit is a unit, equivalent in value to a share of Common Stock, credited by means of a bookkeeping entry in our books to a participant’s account, which is settled in stock or cash upon or after vesting. Subject to the provisions of the 2020 Plan, the Administrator will determine the terms and conditions of each award of restricted stock or restricted stock units, including the restricted/vesting period for all or a portion of the award, and the restrictions applicable to the award. Restricted stock and restricted stock units granted under the 2020 Plan will vest based on a period of service specified by our Administrator or the occurrence of events specified by our Administrator. Unless otherwise provided in an award agreement, dividends declared with respect restricted stock will be held back and paid only to the extent the related restricted stock vests. Further, dividend equivalent rights may be granted with respect to restricted stock units, entitling the participant to receive, subject to the vesting conditions applicable the restricted stock unit, an amount equal to cash or stock dividends or other distributions paid by the Company in respect of one share of Common Stock.

•

Performance Awards. Performance awards may be granted as an option, stock appreciation right, restricted stock award, restricted stock unit award, other stock-based award or cash award. Performance awards will be based on the attainment of performance goals that are established by the Administrator for the relevant performance period prior to the grant of the award. The Administrator will determine and set forth in the award agreement such terms as (i) the nature, length and starting date of any performance period; (ii) the applicable performance goals that shall be used to determine the time and extent to which the award has been earned; and (iii) the effect of a termination of participant’s service on a performance award. At the end of the applicable performance period, the Administrator will determine the extent to which a performance award has been earned, including the extent to which performance goals have been attained and the degree of achievement between minimum and maximum levels.

•

Other Stock-Based Awards and Cash Awards. The Administrator may grant other stock-based awards or cash awards not otherwise described by the terms of the 2020 Plan. Other stock-based awards are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of the Company’s Common Stock, including, but not limited to, shares of Common Stock awarded as a bonus or other compensation which are issued without restrictions on transfer and free from forfeiture conditions. A cash award is an award denominated in cash that is subject to such performance goals and service requirements as specified by the Administrator in the applicable award agreement.

•

Termination of Employment. Except as otherwise determined by the Administrator, in the event a participant’s employment terminates for any reason other than “cause” (as defined in the 2020 Plan), all of such participant’s unvested options and SARs will be forfeited and all vested options and SARs will remain exercisable until the 90th day following the date of termination (or the expiration of the award’s maximum term, whichever is earlier); however, in the event of termination by reason of death or “disability” (as defined in the 2020 Plan, vested options and SARs will remain exercisable for 12 months (or the expiration of the award’s maximum term, whichever is earlier). Except as otherwise determined by the Administrator, in the event of a participant’s termination for cause, all unvested and vested options then outstanding will immediately be forfeited and canceled. Further, for all other types of awards under the 2020 Plan, the Administrator may specify in any award agreement that a participant’s award will be forfeited upon termination for cause.

•

Other Forfeiture Provisions; Clawback. All awards granted under the 2020 Plan will be subject to recoupment in accordance with the Company’s clawback policy or applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an award agreement or compensation clawback policy as the Board determines necessary or appropriate, including a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of an event constituting cause. Further, unless otherwise provided in an award agreement, if at any time within 1 year after an award is exercised, vests, becomes payable, either (i) the participant is terminated for cause, or (ii) the committee determines that while in service the participant had engaged in an act which would have warranted termination for cause, or following termination of service the participant violated continuing obligation or duty to the Company, the Administrator may require the participant to pay back to the Company any gain realized by the participant.

•

Change in Capitalization or Other Corporate Event. The number or amount of shares of stock, other property or cash covered by outstanding awards, the number and type of shares of stock that have been authorized for issuance under the 2020 Plan, the exercise or base price (as applicable) of each outstanding award, and the other terms and conditions of outstanding awards, will be subject to adjustment by the Administrator in the event of any stock dividend, extraordinary dividend, stock split or share combination or any recapitalization, merger, consolidation, exchange of shares, spin-off, liquidation or dissolution of the Company or other similar transaction affecting the Company’s Common Stock. Any such adjustment would not be considered repricing for purposes of the prohibition on repricing described above.

•

Effect of a Change in Control. The Administrator has the ability to prescribe the effect of a future change in control in the award agreement or otherwise, including, for example, settlement of awards based on the consideration provided for in the agreement pursuant to which the change in control awards. Unless otherwise determined by the Committee, no accelerated vesting of awards will occur if awards are assumed and/or replaced in the change in control with substitute awards unless the participant’s employment is involuntarily terminated without “cause” within 12 months following the date of the change in control.

•

Deferrals of Payment. Under the 2020 Plan, the Administrator may determine that payment pursuant to an award shall be deferred and may establish programs and procedures for deferral elections to be made by participants, provided that such deferrals will be made in accordance with Section 409A of the Code.

•

Non-Transferability. The 2020 Plan restricts the ability of an award holder from transferring awards granted under the 2020 Plan other than by will, the laws of descent and distribution or, with the prior approval of the Administrator.

•

Amendment and Termination. The Board may, in its discretion, amend or terminate the 2020 Plan at any time; provided that the Board may not take any action that materially impairs the rights of any participant with respect to an outstanding award without the consent of the participant. Stockholder approval is required (i) to materially increase the number of shares subject to the 2020 Plan (other than pursuant to an equitable adjustment in connection with changes relating to the Company’s Common Stock as permitted under the 2020 Plan); (ii) to materially expand the class of individuals eligible to receive awards under the 2020 Plan; (iii) materially reduce the price at which Common Stock may be issued or purchased under the 2020 Plan; (iv) materially extend the term of the 2020 Plan; (v) materially expand the types of awards available for issuance under the 2020 Plan, or (vii) as otherwise required by applicable law.

•	Term of the 2020 Plan. The term of the 2020 Plan extends for a period of ten years from September 30, 2020 and, accordingly, will remain in effect unless sooner terminated through September 30, 2030.

Federal Income Tax Consequences

The following is a brief summary of the intended United States federal income tax consequences applicable to awards granted under the 2020 Plan. The discussion below is based upon United States federal income tax laws in effect as of the date of this Proxy Statement. This summary is not intended to be exhaustive and does not address all matters that may be relevant to a particular participant based on his or her specific circumstances, or the tax consequences of any awards granted to participants who reside outside of the United States.

Nonqualified Stock Options. Nonqualified stock options will not be taxable to a participant at grant but generally will result in taxation at exercise, at which time the participant will recognize ordinary income in an amount equal to the difference between the option’s exercise price and the fair market value of a share of our Common Stock on the exercise date. The Company will be entitled to deduct a corresponding amount as a business expense in the year the participant recognizes this income, subject to Section 162(m) of the Code.

Incentive Stock Options. A participant will generally not recognize ordinary income on receipt or exercise of an incentive stock option (an “ISO”) so long as he or she has been an employee of the Company or its subsidiaries from the date the ISO was granted until three months before the date of exercise; however, the amount by which the fair market value of the shares of our Common Stock on the exercise date exceeds the exercise price is an adjustment in computing the participant’s alternative minimum tax in the year of exercise. If the participant holds the shares of our Common Stock received on exercise of the ISO until at least one year after the date of exercise (and for at least two years from the date of grant of the ISO), any difference between the amount realized upon the disposition of the shares and the amount paid for the shares will be treated as long-term capital gain (or loss, if applicable) to the participant. If the participant exercises an ISO and satisfies these holding period requirements, the Company may not deduct any amount in connection with the ISO. If the participant exercises an ISO but engages in a “disqualifying disposition” by selling the shares acquired on exercise before the expiration of the one and two-year holding periods described above, the participant generally will recognize ordinary income (for regular income tax purposes only) in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price; and any excess of the amount realized on the disposition over the fair market value on the date of exercise will be taxed as long- or short-term capital gain (as applicable). If, however, the fair market value of the shares on the date of the disqualifying disposition is less than on the date of exercise, the participant will recognize ordinary income equal only to the difference between the amount realized on the disqualifying disposition and the exercise price. In either event of a disqualifying disposition, the Company will generally be entitled to deduct an amount equal to the amount constituting ordinary income to the participant in the year of the disqualifying disposition, subject to Section 162(m) of the Code.

Stock Appreciation Rights. There are no immediate tax consequences to a participant when a stock appreciation right is granted. When a participant exercises a stock appreciation right, the participant will recognize ordinary income equal to the amount of cash and the fair market value of any shares received. The Company will generally be entitled to deduct the same amount as a business expense in the same year, subject to Section 162(m) of the Code.

Restricted Stock. The recognition of income from an award of restricted stock for federal income tax purposes depends on the restrictions imposed on the shares. Generally, taxation will be deferred until the first taxable year the shares are no longer subject to substantial risk of forfeiture. At the time the restrictions lapse, the participant will recognize ordinary income equal to the then fair market value of the stock. The participant may, however, make an election, within 30 days following the date the shares are issued, to include the value of the shares in gross income in the year of the award despite such restrictions; in such case, any subsequent appreciation of the shares will be treated as a capital gain. Generally, the Company will be entitled to deduct the fair market value of the shares transferred to the participant as a business expense in the year, and in the same amount, that the participant includes the compensation in income, subject to Section 162(m) of the Code.

Restricted Stock Units. Generally, a participant will not recognize ordinary income until Common Stock, cash, or other property becomes payable under a restricted stock unit, even if the award vests in an earlier year. The Company will generally be entitled to deduct the amount the participant includes in income as a business expense in the year of payment, subject to Section 162(m) of the Code.

Performance Awards. Generally, a participant will not incur any income tax liability upon the initial grant of performance awards. At the end of the performance or measurement period, however, the participant will generally realize ordinary income on any amounts received in cash or shares of our Common Stock, and any subsequent appreciation in shares will be treated as a capital gain (unless the award is in the form of an option or stock appreciation right in which case the tax consequences described above for such awards will generally apply). The Company will generally be entitled to deduct the amount the participant includes in income as a business expense in the year of payment, subject to Section 162(m) of the Code.

Other Stock-Based Awards and Cash Awards. Any cash payments or the fair market value of any shares of our Common Stock or other property a participant receives in connection with other stock-based awards or cash awards are includable in income in the year received or made available to the participant without substantial limitations or restrictions. The Company will generally be entitled to deduct the amount the participant includes in income as a business expense in the year of payment, subject to Section 162(m) of the Code.

Section 409A of the Code. Certain types of awards under the 2020 Plan, such as restricted stock units (and any related dividend equivalent rights), may constitute, or provide for, a deferral of compensation under Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest penalties). To the extent applicable, the 2020 Plan has been, and we intend that awards under the 2020 Plan will be, structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under

Section 409A of the Code. To the extent determined necessary or appropriate by the Administrator, the 2020 Plan and applicable award agreements may be amended to further comply with Section 409A of the Code or to exempt the applicable awards from Section 409A of the Code. However, the 2020 Plan does not provide for an indemnity by the Company of any participant for any taxes incurred by reason of Section 409A of the Code.

Historical Grant Information. Options to purchase 550,000 shares, at a purchase price of $11.67 per share, were conditionally granted under the 2020 Plan to certain employees and non-employee directors on October 1, 2020, subject to approval of the 2020 Plan by the stockholders of the Company, which approval was obtained on November 23, 2020. Such options vest monthly over three years, and vest in full upon a change in control of the Company. On December 7, 2020, an option to purchase 30,000 shares, at a purchase price of $15.32 per share, was granted to a new employee. Such options vest over three years: one-third on the first anniversary of grant, and thereafter monthly over the remaining two years, and vest in full upon a change in control of the Company. All future awards granted under the 2020 Plan will be made at the discretion of the Compensation Committee and, accordingly, are not yet determinable. In addition, benefits under the 2020 Plan will depend on a number of factors, including the fair market value of our shares on future dates and the exercise decisions made by the participants. Consequently, it is not possible to determine the benefits that might be received by participants under the 2020 Plan. The table below shows the amount of options received under the 2020 Plan to date (or to be received under the 2020 Plan, if determinable) by the persons and groups of persons identified in the table. The table does not include any information on future awards under the 2020 Plan.

2020 Plan

Name and Position	Dollar Value ($)(1)	Number of Options (#)
Gerard Michel, Chief Executive Officer	—	—
John Purpura, Chief Operating Officer	1,981,900	175,000
Christine Padula, Interim Principal Accounting Officer	226,500	20,000
Executive Group(2)	2,208,400	195,000
Non-Executive Director Group	1,472,300	130,000
Non-Executive Officer Employee Group(3)	2,995,000	255,000

(1)

The grant date dollar value of the options was preliminarily estimated using the Black-Scholes option pricing model using the following assumptions: (a) stock price of $11.67 per share for the October 1st grants and $15.32 per share for the December 7th grant; (b) expected term of 5.77 years; (c) volatility of 181%; (d) dividend rate of 0.00%; and (e) a risk-free rate of 0.27%.

(2)	The executive group is comprised of Gerard Michel, John Purpura and Christine Padula.
(3)	The non-executive officer employee group includes all employees, including all current officers who are not executive officers, as a group.

Registration with the Securities and Exchange Commission

We filed a Registration Statement on Form S-8 with the Securities and Exchange Commission (the “Commission”) for the purpose of registering shares of Common Stock under the 2020 Plan pursuant to the Securities Act of 1933 (the “Securities Act”) and intend to file an amended Registration Statement on Form S-8 with the Commission as soon as practicable to register additional shares of Common Stock under the 2020 Plan, subject to the approval of the Amendment by our stockholders at the 2021 Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE 2020 PLAN.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of December 31, 2020 with respect to compensation plans (including individual compensation arrangements) under which shares of Common Stock are authorized for issuance.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a) (#)	Weighted-average exercise price of outstanding options, warrants and rights (b) ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c) (#)
Equity compensation plans approved by security holders	580,000	11.86	95,000
Equity compensation plans not approved by security holders (1)	498,499	13.65	0

Total	1,078,499	12.69	95,000

(1)

Includes stock options for an aggregate of 499 shares of Common Stock issued under the 2019 Plan. As of November 2, 2020, no additional grants may be made under the 2019 Plan. In addition, pursuant to an employment agreement dated as of August 31, 2020 between the Company and Gerard Michel, the Company’s Chief Executive Officer, on October 1, 2020, the Company granted to Mr. Michel a nonqualified and non-plan stock option “inducement award” to purchase 498,000 shares of the Company’s common stock in reliance on Nasdaq Rule 5635(c)(4) pursuant to the terms of a stock option award agreement. Additional information about this stock option award can be found elsewhere in this Proxy Statement under the heading “Gerard Michel Employment Agreement.”

PROPOSAL 3: RATIFICATION OF THE SELECTION, BY THE AUDIT COMMITTEE OF OUR BOARD OF DIRECTORS, OF MARCUM LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021

The Audit Committee has appointed Marcum LLP (“Marcum”) as Delcath’s independent registered public accounting firm for the fiscal year ending December 31, 2021. Marcum also served as Delcath’s independent registered public accounting firm for the fiscal year ended December 31, 2020.

Although ratification by our stockholders is not required by law or by our by-laws, the Audit Committee believes that submission of its selection to our stockholders is a matter of good corporate governance. Even if the appointment is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time if the Audit Committee believes that such a change would be in Delcath’s best interests and in the best interests of our stockholders. If our stockholders do not ratify the selection of Marcum, the Audit Committee will take that fact into consideration, together with such other factors as it deems relevant, in determining its next selection of an independent registered public accounting firm.

Representatives of Marcum are expected to be present at the 2021 Annual Meeting, and will have the opportunity to make a statement if he or she (or they) so desires and to respond to appropriate questions.

Fees Paid to Independent Registered Public Accounting Firms.

The aggregate fees billed to the Company by Marcum for professional services rendered as our independent registered public accounting firm during the fiscal years ended December 31, 2020 and 2019, respectively, were:

	Fiscal Year
	2020	2019
Audit Fees	$410,116	$286,907
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total	$410,116	$286,907

Audit Fees. These are fees for services rendered in connection with the audit of the annual financial statements included in our Annual Reports on Form 10-K; the review of the financial statements included in our Quarterly Reports on Forms 10-Q; and for services that are normally provided by an independent auditor in connection with statutory and regulatory filings or engagements.

Audit-Related Fees. Marcum did not perform any assurance and related services that were reasonably related to the performance of the audit or review of our financial statements for the years ended December 31, 2020 and 2019.

Tax Fees. Marcum did not perform any tax compliance services for us during the years ended December 31, 2020 and 2019.

All Other Fees. Marcum did not receive any other fees from us for the years ended December 31, 2020 and 2019.

Pre-Approval Policies: Audit and Non-Audit Services.

The Audit Committee pre-approves all audit services and the terms of such services and permissible non-audit services provided by Delcath’s independent registered public accounting firm, prior to its engagement for the provision of such services. The Chair of the Audit Committee has been delegated the authority by the committee to pre-approve interim services by Delcath’s independent registered public accounting firm; provided that the Chair reports all such pre-approvals to the entire Audit Committee at the next Audit Committee meeting. There were no non-audit services provided to Delcath by our independent registered public accounting firm for 2020 and 2019 that required review by the Audit Committee.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION, BY THE AUDIT COMMITTEE OF OUR BOARD OF DIRECTORS, OF MARCUM LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021.

PROPOSAL 4: APPROVAL, ON A NON-BINDING, ADVISORY BASIS, OF THE NAMED EXECUTIVE OFFICER COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT

In accordance with Section 14A of the Securities Exchange Act of 1934 (the “Exchange Act”), we are providing our stockholders with the opportunity to vote on a non-binding, advisory resolution to approve the compensation of our named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices described in this Proxy Statement. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the meeting:

“RESOLVED, that the compensation of Delcath’s named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”

The total compensation of our named executive officers consists primarily of base salary, annual incentive cash bonuses and long-term equity incentive awards in the form of stock options and restricted stock awards, as well as other benefits that are available to all Delcath employees. Base salary and annual incentive cash bonuses are viewed as short-term compensation to reward our named executive officers for meeting individual and company performance objectives, while stock options and restricted stock awards are viewed as rewards for improving corporate performance over the long term and increasing stockholder value.

The compensation philosophy and programs for our named executive officers are described in detail under the heading “Executive Compensation.”

The resolution that is the subject of this proposal is advisory in nature and, therefore, is not binding on Delcath, the Compensation and Stock Option Committee or our Board. However, the views expressed by our stockholders, whether through this vote or otherwise, are important to us and our Board and the Compensation and Stock Option Committee intends to take the results of the vote on this proposal into account when considering future decisions regarding the compensation of our named executive officers.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL, ON A NON-BINDING, ADVISORY BASIS, OF THE NAMED EXECUTIVE OFFICER COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our Common Stock and Series E Convertible Preferred Stock and Series E-1 Convertible Preferred Stock as of the record date, March 12, 2021, held by: (i) each director and director nominee; (ii) each of the named executive officers; (iii) all of our directors and executive officers as a group; and (iv) each additional person or group who is known by us to own beneficially more than 5% of our Common Stock, Series E Convertible Preferred Stock or Series E-1 Convertible Preferred Stock. Except as indicated in the footnotes below, the address of the persons or groups named below is c/o Delcath Systems, Inc., 1633 Broadway, Suite 22C, New York, New York 10019.

	Shares Beneficially Owned (1)
Name of Beneficial Owner:	Common Stock	Percent	Series E Preferred Stock	Percent	Series E-1 Preferred Stock	Percent	Percent of Total Voting Power
Named Executive Officers and Directors:
Gerard Michel(2)	104,333	1.64%	—	*	—	*	1.51%
John Purpura, M.S.(3)	69,894	1.11%	—	*	—	*	1.02%
Christine Padula(4)	4,444	*	—	*	—	*	*
Roger G. Stoll, Ph.D.(5)	22,369	*	—	*	—	*	*
Gilad Aharon, Ph.D.(6)(12)	679,444	10.08%	18,310	96.29%	2,875	96.64%	10.08%
Elizabeth Czerepak(7)	4,444	*	—	*	—	*	*
Steven Salamon(8)(12)	681,944	10.11%	18,310	96.29%	2,875	96.64%	10.11%
John Sylvester(9)	6,667	*	—	*	—	*	*
Jennifer Simpson, former chief executive officer	28,209	*	—	*	—	*	*
All directors and executive officers as a group(11):	928,750	13.43%	18,310	96.29%	2,875	96.64%	15.01%

5% Stockholders
Rosalind Master Fund L.P.(12) Rosalind Opportunities Fund I L.P. 77 Bloor St W, 3rd FL Toronto, Ontario M5S 1M2	673,000	9.99%	18,310	96.29%	2,875	96.64%	9.99	%(11)
Deerfield Partners, L.P. (13) 780 Third Ave., 37th Floor New York, New York 10017	500,000	8.00%	—	—	—	—	7.32%
Guoqing Ma(14) P.O. Box 11067 McLean, Virginia 22102	377,549	6.04%	—	—	—	—	5.53%
Silver Arc Capital Management, LLC and Devesh Gandhi(15) 20 Park Plaza, 4th Floor Boston, Massachusetts 02116	351,616	5.63%	—	—	—	—	5.15%

*	Less than 1%
(1)

Except as indicated in these footnotes: (i) each person named in this table has sole voting and investment power with respect to all shares of Common Stock, Series E Convertible Preferred Stock and Series E-1 Convertible Preferred Stock beneficially owned by such person; (ii) the number of shares beneficially owned by each person as of March 12, 2021, includes any vested and unvested shares of restricted stock, and shares of Common Stock that may be acquired through the exercise of options and warrants that such person or group has the right to acquire within 60 days of March 12, 2021, and after giving effect to any applicable limitations on beneficial ownership described in the footnotes below, or the Beneficial Ownership Limitation, and (iii) the beneficial ownership percentages shown above are based on a total of

6,249,807 shares of Common Stock outstanding as of March 12, 2021 and 6,827,307 eligible voting shares outstanding, the latter is comprised of (a) 6,249,807 shares of Common Stock, (b) 1,750,600 shares of Common Stock assuming conversion of 17,506 shares of Series E Convertible Preferred Stock, and (c) 297,500 shares of Common Stock assuming conversion of 2,975 shares of Series E-1 Convertible Preferred Stock outstanding as of March 12, 2021, respectively. Shares of Series E Convertible Preferred Stock and Series E-1 Convertible Preferred Stock vote together with the Common Stock on an as-converted basis, subject to any applicable Beneficial Ownership Limitation, on all matters submitted to holders of Common Stock for approval.
(2)

Includes 7,500 shares of Common Stock held by Mr. Michel and 96,833 shares of Common Stock which Mr. Michel has the right to acquire upon exercise of outstanding options pursuant to his inducement grant dated October 1, 2020, which have vested and are exercisable within 60 days of March 12, 2021.

(3)

Includes 27,826 shares of Common Stock held by Mr. Purpura, 2,822 shares of Common Stock which Mr. Purpura has the right to acquire upon exercise of outstanding warrants and 39,246 shares of Common Stock which Mr. Purpura has the right to acquire upon exercise of outstanding options exercisable within 60 days of March 12, 2021.

(4)	Includes 4,444 shares of Common Stock which Ms. Padula has the right to acquire upon exercise of outstanding options exercisable within 60 days of March 12, 2021.
(5)

Includes 9,300 shares of Common Stock held by Dr. Stoll, 4,038 shares of Common Stock which Dr. Stoll has the right to acquire upon exercise of outstanding warrants and 9,031 shares of Common Stock which Dr. Stoll has the right to acquire upon exercise of outstanding options exercisable within 60 days of March 12, 2021.

(6)

Includes 2,000 shares of Common Stock held by Dr. Aharon and 4,444 shares of Common Stock, which Dr. Aharon has the right to acquire upon exercise of outstanding options exercisable within 60 days of March 12, 2021. These amounts also include shares owned by Rosalind (defined below), which are described in footnote 12.

(7)	Includes 4,444 shares of Common Stock, which Ms. Czerepak has the right to acquire upon exercise of outstanding options exercisable within 60 days of March 12, 2021
(8)

Includes 4,500 shares of Common Stock held by Mr. Salamon and 4,444 shares of Common Stock, which Mr. Salamon has the right to acquire upon exercise of outstanding options exercisable within 60 days of March 12, 2021. These amounts also include shares owned by Rosalind (defined below), which are described in footnote 12.

(9)	Includes 6,667 shares of Common Stock, which Mr. Sylvester has the right to acquire upon exercise of outstanding options exercisable within 60 days of March 12, 2021.
(10)	Based solely on information provided by the Company’s transfer agent and the Company’s records.
(11)

Includes shares of Common Stock held directly and shares of Common Stock issuable upon the exercise of options/warrants that are exercisable within 60 days of March 12, 2020. This number includes shares owned by Rosalind (defined below), which are described in footnote 12.

(12)

Based partially on the Company’s records and in part on information provided on a Statement on Schedule 13D/A jointly filed with the SEC on May 14, 2020, by and on behalf of Rosalind Advisors, Inc., Rosalind Opportunities Fund I L.P., Rosalind Master Fund L.P., Steven Salamon and Dr. Gilad Aharon (collectively, “Rosalind”), Rosalind Advisors, Inc., Mr. Salamon and Dr. Aharon have shared voting power and dispositive power of 185,000 shares of Common Stock, 1,967,500 shares of Common Stock issuable upon conversion of 19,675 shares of preferred stock, 1,510 shares of Common Stock issuable upon the conversion of certain convertible notes and 1,468,956 shares of Common Stock issuable upon exercise of warrants. Rosalind Opportunities Fund I L.P. has shared voting power and dispositive power of 185,000 shares of Common Stock, 1,266,000 shares of Common Stock issuable upon conversion of 12,660 shares of preferred stock and 1,164,484 shares of Common Stock issuable upon exercise of warrants. Rosalind Master Fund L.P. has shared voting power and dispositive power of 701,500 shares of Common Stock issuable upon conversion of 10,015 preferred stock and 304,472 shares of Common Stock issuable upon exercise of warrants. Rosalind’s shares of preferred stock are subject to a 9.99% blocker and warrants to purchase 615,000 shares of Common Stock are subject to a 9.99% blocker and warrants to purchase 853,958 shares of Common Stock are subject to a 4.99% blocker. Mr. Salamon and Dr. Aharon are members of the Board of

Directors of the Company pursuant to a Board Appointment Agreement. Mr. Salamon and Dr. Aharon disclaim beneficial ownership with respect to these securities.
(13)

Based solely on information provided on a Statement on Schedule 13G filed with the SEC on December 17, 2020, James E. Flynn, Deerfield Mgmt, L.P., Deerfield Management Company, L.P. and Deerfield Partners, L.P. have shared voting power and dispositive power of 500,000 shares of Common Stock owned by Deerfield Partners, L.P., of which Deerfield Mgmt, L.P. is the general partner and Deerfield Management Company, L.P. is the investment advisor.

(14)	Based solely on information provided on a Statement on Schedule 13G filed with the SEC on November 13, 2020, Mr. Ma has sole voting power and dispositive power of all of the shares.
(15)

Based solely on information provided on a Statement on Schedule 13G filed with the SEC on March 10, 2021, SilverArc Capital Management, LLC (“SilverArc”) and Devesh Gandhi (“Gandhi”), the sole member of SilverArc, have shared voting power and dispositive power of 351,616 shares of Common Stock. SilverArc, an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is deemed to be the beneficial owner of 351,616 shares, as a result of acting as investment adviser to various clients. Gandhi is the Sole Member of SilverArc and as such is deemed to be the beneficial owner of 351,616 shares. Clients of SilverArc have the right to receive and the ultimate power to direct the receipt of dividends from, or the proceeds of the sale of, such securities. SilverArc Capital Alpha Fund I, L.P., a Delaware limited partnership for which SilverArc acts as an investment adviser, may be deemed to beneficially own 32,765 of these 351,616 shares. SilverArc Capital Alpha Fund II, L.P., a Delaware limited partnership for which SilverArc acts as an investment adviser, may be deemed to beneficially own 296,088 of these 351,616 shares. 2b LLC, a Delaware limited liability company for which SilverArc acts as investment adviser, may be deemed to beneficially own 22,763 of these 351,616 shares.

CORPORATE GOVERNANCE AND RELATED MATTERS

Board of Directors.

We currently have six directors serving on the Board of Directors. The Board of Directors oversees the business affairs of the Company and monitors the performance of management. In accordance with our corporate governance principles, our Board does not involve itself in the day-to-day operations of the Company. The directors keep themselves informed through discussions with the Chairman of the Board, Dr. Stoll, Mr. Michel, in his capacity as Director and Chief Executive Officer, or CEO, and other key executives, and by reading the reports and other materials that management sends them and by participating in Board and committee meetings. Our directors hold office until their successors have been elected and qualified unless the director resigns or is removed or by reason of death or other cause is unable to serve in the capacity of director.

Board Independence.

The Board determined each of its non-employee directors that served as a director during the 2020 fiscal year, including Dr. Marco Taglietti and William Rueckert who resigned in 2020, satisfied the criteria for independence in compliance with NASDAQ listing standards. Of our six director nominees, five of our six directors are “independent” directors within the meaning of the NASDAQ listing rules (Dr. Aharon, Ms. Czerepak, Mr. Salamon, Dr. Stoll and Mr. Sylvester). In making such determination, the Board considered the relationships that each such non-employee director has with the Company and all other facts and circumstances that the Board deemed relevant in determining their independence.

Attendance.

The Board of Directors met 17 times in 2020 (including regularly scheduled and special meetings). During 2020, each director attended at least 75% of the aggregate of: (i) the total number of meetings of the Board (held during the period for which he or she served as a director) and (ii) the total number of meetings held by all committees of the Board of Directors on which he or she served (held during the period for which he or she served on such committees).

The Company has no specific policy regarding director attendance at its annual meetings of stockholders. Four of the six directors attended the Company’s 2020 annual meeting of stockholders.

Board Leadership Structure.

Dr. Stoll serves as Chairman of the Board and has been a member of the Board of Directors since 2008. It is our policy to separate the Chairman and Chief Executive Officer, or CEO, roles. We believe this structure is appropriate for the Company because it allows our CEO to concentrate on our day-to-day operations, while providing for effective oversight by the Chairman, who is involved in strategic and key matters, such as business strategy, major transactions and the broader business of the Company. For a company like ours that is focused on the development, approval and commercialization of a specialized product in an extremely technical, highly regulated and intensely competitive industry, we believe our CEO is in the best position to lead our management team and to respond to the current pressures and needs of a company in the stage of growth and development of Delcath, with assistance from our Chairman who also focuses the Board’s attention on the broader issues of corporate business strategy and corporate governance. We believe that splitting the roles between Chairman, on the one hand, and CEO, on the other hand, minimizes any potential conflicts that may result from combining the roles of CEO and Chairman, and maximizes the effectiveness of our management and governance processes to the benefit of our stockholders. Our CEO and Chairman regularly consult with each other as part of this structure.

Board’s Role in Risk Oversight.

The Board as a whole is responsible for risk oversight, with reviews in certain areas being conducted by the relevant Board committees. Each of the Board’s committees oversees the management of risks associated with their respective areas of responsibility. In performing this oversight function, the committees are assisted by management which provides visibility about the identification, assessment and monitoring of potential risks and management’s strategy to mitigate such risks. Key members of management responsible for a particular area report directly to the Board committee charged with oversight of the associated function and, if the circumstances require, the whole Board. The Board committees review various risk exposures with the full Board and otherwise keep the full Board abreast of the committees’ risk oversight activities throughout the year, as necessary or appropriate.

Risk Assessment of Compensation Programs.

Our Compensation and Stock Option Committee annually evaluates whether our compensation programs encourage excessive risk-taking by employees at the expense of long-term value of the Company. Based upon its assessment, including a review of the overall annual award limitations and individual annual limitations in our stock incentive plans and the Compensation and Stock Option Committee’s role in the consideration and approval of certain awards, the Compensation and Stock Option Committee does not believe that our compensation programs encourage excessive or inappropriate risk-taking, motivate imprudent risk-taking or create risks that are reasonably likely to have a material adverse effect on the Company.

Board Committees.

Our Board has three standing committees: an Audit Committee, a Compensation and Stock Option Committee and a Nominating and Corporate Governance Committee. No individual director is the chair of more than one committee.

Audit Committee.

The Audit Committee provides assistance to the Board in fulfilling its oversight responsibilities with respect to our financial statements, our system of internal accounting and financial controls and the independent audit of our financial statements. Functions of the Audit Committee include:

•	the selection, evaluation and, where appropriate, replacement of our outside auditors;

•	an annual review and evaluation of the qualifications, performance and independence of our outside auditors;

•	the approval of all auditing services and permitted non-audit services provided by our outside auditors;

•	the review of the adequacy and effectiveness of our accounting and internal controls over financial reporting; and

•	the review and discussion with management and with our outside auditors of the Company’s financial statements to be filed with the SEC.

The current members of the Audit Committee are Ms. Czerepak (Chair), Mr. Salamon and Dr. Stoll. The Board has determined that each of Ms. Czerepak, Mr. Salamon and Dr. Stoll qualifies as an “audit committee financial expert” as defined by SEC rules. During 2020, the Audit Committee met four times. Each member of the Audit Committee is “independent” within the meaning of the NASDAQ listing rules and otherwise meets the financial statement proficiency requirements of the NASDAQ listing rules. The Audit Committee has a written charter, which is available on our website; go to www.delcath.com, click on “Investors,” then “Corporate Governance.”

Compensation and Stock Option Committee.

The Compensation and Stock Option Committee, or the Compensation Committee, assists the Board of Directors in the discharge of the Board’s responsibilities with respect to the compensation of our directors, executive officers, and other key employees and consultants. The Compensation Committee establishes our overall compensation philosophy and is authorized to approve the compensation payable to our executive officers, including our named executive officers, and other key employees, including all perquisites, equity incentive awards, cash bonuses, and severance packages. The Compensation Committee also administers certain of the Company’s employee benefit plans, including its equity incentive plans, and is responsible for assessing the independence of compensation consultants and legal advisors. The Compensation Committee exercises sole power to retain compensation consultants and advisors and to determine the scope of the associated engagements. During the fiscal year 2020, our Compensation Committee engaged Pearl Meyer in an effort to better align our compensation program with best practices. The current members of the Compensation and Stock Option Committee are Dr. Stoll (Chair), Ms. Czerepak and Dr. Aharon, each of whom is “independent” within the meaning of the NASDAQ listing rules. During 2020, the Compensation and Stock Option Committee met six times. The Compensation and Stock Option Committee has a written charter, which is available on our website; go to www.delcath.com, click on “Investors,” then “Corporate Governance.”

Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee, or the Nominating Committee, is responsible for identifying individuals qualified to become Board members, and recommends to the Board the director nominees to be proposed by the Board for election by the stockholders (as well as any director nominees to be appointed by the Board to fill interim vacancies). The Nominating Committee also recommends the directors to be selected for membership on each Board committee. The Nominating Committee is also responsible for developing and recommending to the Board appropriate corporate governance guidelines and policies, and for leading the Board in its annual review of the Board’s performance. The current members of the Nominating Committee are Mr. Salamon (Chair), Dr. Stoll and Mr. Sylvester, each of whom is “independent,” within the meaning of the NASDAQ listing rules. During 2020, the Nominating Committee met one time. The Nominating Committee has a written charter, which is available on our website; go to www.delcath.com, click on “Investors,” then “Corporate Governance.”

The Nominating Committee with, when it deems it necessary, the assistance of a third-party search firm, identifies candidates for director nominees. In considering candidates for the Board, the Nominating Committee considers each candidate’s credentials as a whole, including, but not necessarily limited to, outstanding achievement in a candidate’s personal career, broad and relevant experience, integrity, sound and independent judgment, experience and knowledge of the business environment and markets in which we operate, business acumen, and willingness and ability to devote adequate time to Board duties. The Nominating Committee considers the competencies required of its members in the context of the Board as a whole, including the personal characteristics, experience and background of directors and nominees to facilitate Board deliberations that reflect a broad range of perspectives.

On April 8, 2020, we entered into a Board Appointment Agreement with Rosalind Master Fund L.P. and Rosalind Opportunities Fund I L.P. (collectively, the “Rosalind Funds”) pursuant to which the Board increased the number of directors constituting the Board to eight members and elected Mr. Salamon and Dr. Aharon as independent directors of the Company to fill vacancies created by the increase in the number of directors. Mr. Salamon was elected to serve as a Class III director with a term scheduled to expire at the 2021 Annual Meeting and Dr. Aharon was elected to serve as a Class I director with a term scheduled to expire at the Company’s 2022 annual meeting of stockholders.

Recommendations by Stockholders of Director Nominees.

The Nominating Committee will consider any recommendation by a stockholder of a candidate for nomination as a director. If a stockholder wants to recommend a director candidate for consideration by the Nominating Committee, the stockholder should submit the name of the proposed nominee, together with the reasons why the stockholder believes the election of the candidate would be beneficial to the Company and our stockholders and the information about the nominee that would be required in a proxy statement requesting proxies to vote in favor of the candidate. The stockholder’s submission must be accompanied by the written consent of the proposed nominee to being nominated by the Board and the candidate’s agreement to serve if nominated and elected. Any such submission should be directed to the Nominating Committee at our principal office, 1633 Broadway, Suite 22C, New York, New York 10019. If a stockholder intends to nominate a person for election to the Board of Directors at an annual meeting, the stockholder must provide us with written notice of his or her intention no later than the deadline for receiving a stockholder proposal for inclusion in our proxy statement for such meeting and must otherwise comply with our amended and restated certificate of incorporation. Copies of any recommendation received in accordance with these procedures will be distributed to each member of the Nominating Committee. One or more members of the Nominating Committee may contact the proposed candidate to request additional information.

Stockholder Communications with the Board of Directors.

Any stockholder wishing to communicate with the Board or with any specified director should address his or her communication to the Board of Directors or to the particular director(s) in care of the Corporate Secretary, Delcath Systems, Inc., 1633 Broadway, Suite 22C, New York, New York 10019. All such written communication, other than items determined by our legal counsel to be inappropriate for submission to the intended recipient(s), will be submitted to the Board or to the particular director(s). Any stockholder communication not so delivered, will be made available upon request to any director. Examples of stockholder communications that would be considered inappropriate for submission include, without limitation, customer complaints, business solicitations, product promotions, job inquiries, junk mail and mass mailings, as well as material that is unduly hostile, threatening, illegal or similarly unsuitable.

Code of Ethics.

We maintain a Code of Business Conduct and Ethics (the “Code”) that applies to all employees, including our principal executive officer, principal financial officer, principal accounting officer, controller and persons performing similar functions, and including our independent directors, who are not our employees, with regard to their company-related activities. The Code incorporates guidelines designed to deter wrongdoing and to promote honest and ethical conduct and compliance with applicable laws, rules and regulations. The Code also incorporates our expectations of our employees that enable us to provide accurate and timely disclosure in our filings with the SEC and other public communications. In addition, the Code incorporates guidelines pertaining to topics such as complying with applicable laws, rules, and regulations; insider trading; reporting Code violations; and maintaining accountability for adherence to the Code. The full text of our Code is published on our website. Please go to www.delcath.com, click on “Investors,” then “Corporate Governance.” We intend to disclose future amendments to certain provisions of our Code, or waivers of such provisions granted to our principal executive officer, principal financial officer or principal accounting officer and persons performing similar functions, on our website.

Anti-Hedging and Pledging Policy.

Pursuant to our Insider Trading Policy, we prohibit our employees, our executive officers, members of the Board, and certain consultants and contractors from engaging in any hedging or monetization transactions relating to our securities, including through the use of financial instruments such as prepaid variable forwards contracts, equity swaps, collars and exchange funds. We also prohibit our employees, our executive officers, members of the Board, and certain consultants and contractors from holding our securities in a margin account or otherwise pledging our securities as collateral for a loan.

TRANSACTIONS WITH RELATED PERSONS

The Company recognizes that related person transactions present a heightened risk of conflicts of interest. As a general matter, it is the preference of the Company to avoid related person transactions. The term “related person transaction” refers to a transaction required to be disclosed pursuant to Item 404 of Regulation S-K, under the Securities Act of 1933, as amended.

Except for the participation of certain senior management, directors and greater than 5% shareholders in investments in the securities of the Company, as reflected in the footnotes to the Security Ownership of Certain Beneficial Owners and Management table on page 21, no related person transactions occurred during the fiscal years ended December 31, 2020 and 2019.

We have adopted a written policy for the review and approval or ratification of transactions between the Company and Related Parties (as defined below). Under the policy, our Nominating Committee will review the material facts of proposed transactions involving Delcath in which a Related Party will have a direct or indirect material interest. The Nominating Committee will either approve or disapprove our entry into the transaction or, if advance approval is not feasible, will consider whether to ratify the transaction. The Nominating Committee may establish guidelines for ongoing transactions with a Related Party, and will review such transactions at least annually. If the aggregate amount of the transaction is expected to be less than $200,000, such approval or ratification may be made by the Chair of the Committee. In determining whether to approve or ratify a transaction with a Related Party, the Nominating Committee (or Chair) will consider, among other factors, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party and the extent of the Related Party’s interest in the transaction.

Certain transactions are deemed pre-approved under the policy, including compensation of executive officers and directors (except that employment of an immediate family member of an executive officer requires specific approval), and transactions with a company at which the Related Party’s only relationship is as a non-officer employee, director, or less than 10% owner if the aggregate amount involved does not exceed 2% of such company’s total annual revenues (or, in the case of charitable contributions by us, 1% of the charity’s total annual receipts). Pre-approval is not required if the amount involved in the transaction is not expected to exceed $120,000 in any calendar year.

For purposes of the policy, a “Related Party” is generally anyone who since the beginning of the last full fiscal year is or was an executive officer, director or director nominee, owner of more than 5% of our common stock, or immediate family member of any of such persons.

DIRECTOR COMPENSATION

The Compensation and Stock Option Committee reviews and recommends to the Board of Directors appropriate director compensation programs for service as directors, committee chairs, and committee members.

In lieu of per-meeting fees, non-employee directors of the Company are paid an annual retainer of $43,000 and certain additional annual retainers for chairing or serving as a member of the committees of the Board as follows:

Name	Annual Retainer ($)
Board Service	43,000
Chairman of the Board	25,000
Chair of Audit Committee	20,000
Member of Audit Committee	8,000
Chair of Compensation and Stock Option Committee	12,000
Member of Compensation and Stock Option Committee	5,000
Chair of Nominating and Corporate Governance Committee	8,000
Member of Nominating and Corporate Governance Committee	4,000

Additionally, we reimburse all non-employee directors for their reasonable out-of-pocket travel expenses incurred in attending meetings of our Board of Directors or any committees of the Board.

The following table sets forth the compensation awarded to, earned by or paid to each non-employee director who served on our Board of Directors in 2020.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Gil Aharon, Ph.D.	32,200	226,500	258,700
Elizabeth Czerepak	54,180	226,500	280,680
William D. Rueckert(2)	30,224	—	30,224
Steven Salamon	37,110	226,500	263,610
Roger G. Stoll, Ph.D.	123,318	453,000	576,318
John Sylvester	47,560	339,800	387,360
Marco Taglietti, M.D.(3)	20,386	—	20,386

(1)

Amounts shown in this column do not reflect dollar amounts actually received by non-employee directors. Instead, these amounts reflect the aggregate grant date fair value of each stock option granted computed in accordance with the provisions of FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 3 to our consolidated financial statements included in our Annual Report. Our non-employee directors will only realize compensation to the extent the trading price of our common stock is greater than the exercise price of such stock options.

(2)

Mr. Rueckert resigned in 2020. A total of $114,225 in accrued director fees, consisting of $12,225 earned in 2020, $72,000 earned in 2019 and $30,000 earned in 2018, was paid to Mr. Rueckert in February 2021. The total accrued director fees were paid to Mr. Rueckert one-half in cash ($57,113) and one-half in restricted shares of the Company’s common stock (2,636 restricted shares of the Company’s common stock, valued at $57,112 based on the closing price of a share of the Company’s common stock of $21.66 on February 12, 2021).

(3)	Dr. Taglietti resigned in 2020.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

Below is a list of the names, ages, positions, and a brief account of the business experience of the individuals who currently serve as our executive officers.

Name	Age	Position
Gerard Michel	57	Chief Executive Officer
John Purpura, M.S.	59	Chief Operating Officer
Christine Padula	56	Interim Principal Accounting Officer

Information concerning Gerard Michel, one of our Directors and our Chief Executive Officer, is provided under “— Directors Continuing in Office.”

John Purpura, our Chief Operating Officer, joined the Company as Executive Vice President, Regulatory Affairs and Quality Assurance, in November 2009 and was promoted to Executive Vice President, Global Head of Operations, on July 19, 2016. He served as Interim Chief Executive Officer of the Company from June 1, 2020 to October 1, 2020, at which time he was promoted to his current position. Prior to joining the Company, he was with Bracco Diagnostics (formerly E-Z-EM, Inc.) as Vice President and then Executive Director of International Regulatory Affairs from 2007 to 2008 and Head of Regulatory Affairs for North America and Latin America from 2008 to 2009. Prior to joining E-Z-EM, Inc., Mr. Purpura had an 11-year career with Sanofi-Aventis, ultimately serving as Associate Vice President for Regulatory CMC from 2005 to 2007. From 1985 to 1995, he had various quality and regulatory management roles with Bolar Pharmaceuticals, Luitpold Pharmaceuticals and Eon Labs Manufacturing. He earned his M.S. in Management & Policy and B.S. degrees in Chemistry and Biology at the State University of New York at Stony Brook.

Christine Padula, our Interim Principal Accounting Officer, joined the Company as the Vice President of Finance on September 9, 2019 and was promoted to her current position in 2020. She was previously with medCPU, Inc. as the Vice President of Finance and Controller from 2015 to 2019. Ms. Padula had a 19-year career with Siemens, of which 17 years were with Siemens Financial Services, Inc. where she ultimately served as the Vice President and Controller of the U.S. division and prior thereto, from 1987 to 1995, had various senior and staff accountant roles. Ms. Padula earned her B.S. degree in Business Administration with a concentration in Accounting at Montclair State University in New Jersey. Ms. Padula holds an inactive CPA license from the State of New Jersey.

EXECUTIVE COMPENSATION

Our Compensation Committee is responsible for formulating and establishing our overall compensation philosophy with respect to our executive officers. The Company believes that a strong executive management team comprised of talented individuals in key positions is critical to the development and growth of our business and to increasing stockholder value. Accordingly, a key objective of our executive compensation program is to attract and retain talented and experienced individuals, while motivating them to perform and make decisions consistent with the Company’s business objectives, goals and culture. We emphasize pay-for-performance by linking executive compensation to Company performance. For each executive, the amount of pay that is actually realized is primarily driven by the Company’s performance and each executive’s contribution to that performance.

Our Compensation Committee considers the input it receives from our stockholders when designing and evaluating our executive compensation practices.

Compensation Components. The three primary components of our executive compensation are base salary, annual incentive cash awards and long-term equity incentive awards:

•	Base Salary. We pay our executive officers a base salary, which our Compensation Committee reviews and determines annually. Base salaries are used to compensate our executive officers for performing the core responsibilities of their positions and to provide them with a level of security with respect to a portion of their total compensation. Base salaries are set in part based on the executive’s unique skills, experience and expected contribution to the Company, as well as individual performance, including the impact of such performance on our business results, and the period of the executive’s performance. Decisions regarding base salary increases take into account the executive’s current base salary, third-party benchmark and survey data, and the salary compensation paid to executive officers within and outside the Company, as well as the Company’s overall performance, its ability to afford such increases, its success in achieving its operational and strategic goals and objectives, and the executive officer’s contribution to Company performance.

•

Annual Incentive Cash Awards. Annual incentive compensation is intended to establish a direct correlation between annual cash awards and the performance of the Company. The Company’s Annual Incentive Plan, or AIP, is an annual incentive cash bonus plan designed to align the interests of participants with the interests of the Company and its stockholders. The AIP is designed to strengthen the link between a participant’s pay and his or her overall performance and the Company’s performance, focus participants on critical individual and corporate objectives, offer a competitive cash incentive, and encourage and reward performance and competencies critical to the Company’s success.

•

Long-Term Incentive Compensation. In addition to using base salaries and annual incentive cash bonuses, which our Compensation Committee views as short-term compensation, a portion of our executive compensation is in the form of long-term equity compensation. The Compensation Committee continually evaluates the use of equity-based awards and intends to continue to use such awards in the future as part of the Company’s compensation program. Historically, we have used an annual equity-based incentive plan to align participants’ interests with those of the Company and its stockholders by rewarding participants for their contributions to the long-term success of the Company.

Base Salary. The following table summarizes the amount of base salary and year-over-year increase for each of our named executive officers for 2019 and 2020:

Executive	Hire Date	2018 Base Salary ($)	Percent Increase in 2018	2019 Base Salary ($)	Percent Increase in 2019	2020 Base Salary ($)
Gerard Michel(1)	10/1/2020	—	—	—	—	450,000
John Purpura, M.S. (2)	11/16/2009	335,000	0.0%	335,000	14.9%	385,000
Christine Padula(3)	9/9/2019	—	—	160,000	0.8%	161,200
Jennifer K. Simpson, former President/Chief Executive Officer (4)	3/23/2012	466,594	0.0%	466,594	0.0%	466,594

(1)

Mr. Michel joined the Company in October 2020. His salary in 2020 is shown as its full annual rate, but he only received a pro-rated amount for his time of service between October 21, 2020 and December 31, 2020. See “Summary Compensation Table” for the amount of salary he received in 2020.

(2)

Mr. Purpura served as Interim Chief Executive Officer effective as of May 26, 2020 and, since October 1, 2020, has served as Chief Operating Officer. Mr. Purpura’s base salary increased in connection with such appointments.

(3)

Ms. Padula was appointed Interim Principal Accounting Officer in June 2020. Effective upon her appointment, she received an increase in her base salary by $3,500 per month in recognition of her increased responsibilities.

(4)

Dr. Simpson left the Company on June 1, 2020. Her salary in 2020 is shown as its full annual rate, but she only received a pro-rated amount for time of service until June 2020. See “Summary Compensation Table” for the amount of salary she received in 2020.

Annual Incentive Plan. Under the AIP, annual incentive target award opportunities are expressed as a percentage of a participant’s actual base salary for the performance year, beginning January 1. The following table sets forth, for each named executive officer, the applicable target bonus percentage of base salary to which each named executive officer was entitled during 2020 and the amount actually paid to him or her.

Executive	Target Bonus Expressed as % of Base Salary	Dollars ($)	Actual Payout as % of Base Salary	Dollars ($)
Gerard Michel(1)	50.0%	225,000	—	—
John Purpura, M.S.	45.0%	156,405	16.7%	57,870
Christine Padula	20.0%	32,160	9.3%	15,000
Jennifer K. Simpson, former President/Chief Executive Officer(2)	50.0%	233,297	—	—

(1)	Mr. Michel did not participate in the Company’s AIP for 2020. His bonus was set pursuant to the terms of his employment agreement.
(2)	Dr. Simpson resigned effective June 1, 2020.

For 2020, AIP goals were based entirely on Company performance to focus all the executives on the same critical challenges facing the Company. Company performance in 2020 was measured based upon achievement of objectives in the following areas: (1) Clinical Trials and (2) Capital. The Compensation Committee has determined an overall achievement of 37.0%.

Long Term Incentive Compensation. Grants have historically been comprised of a mix of restricted stock and stock option awards (and in recent years, primarily stock option awards) granted in the first quarter of each year with the number of shares subject to the awards designed to deliver a competitive value targeted at the mid-market of the executive compensation comparison group.

The Compensation Committee periodically provides long-term equity incentive awards for our named executive officers based upon a holistic assessment of Company and individual performance for the prior year and its view of the appropriate incentives to best help achieve the Company’s business objectives.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and officers, and persons who are beneficial owners of more than 10% of our Common Stock to file with the SEC reports of holdings and changes in beneficial ownership of Delcath’s equity securities. Based on a review of copies of reports furnished to Delcath or written representations that no reports were required, we believe that all reports were timely filed in 2020.

SUMMARY COMPENSATION TABLE

The following table sets forth the total compensation awarded to, earned by or paid to our named executive officers during the fiscal years ending December 31, 2020 and December 31, 2019.

Name and Position	Year	Salary ($)	Bonus ($)		Options Awards ($)(1)		All Other Compensation ($)		Total ($)
Gerard Michel	2020	112,500	—		5,629,000	(2)	19,500	(3)	5,761,000
Chief Executive Officer	2019	—	—		—		—		—

John Purpura,	2020	347,500	57,870		1,981,900		32,000	(4)	2,419,270
Chief Operating Officer	2019	335,000	288,151		59,390		—		682,541

Christine Padula	2020	160,800	15,000		226,500		24,500	(5)	426,770
Interim Principal Accounting Officer	2019	—	—		—		—		—

Jennifer K. Simpson,(6)	2020	253,322	—		—		—		253,322
former President/CEO	2019	466,594	508,495	(7)	90,706		—		1,065,795

(1)

Amounts shown in this column do not reflect dollar amounts actually received by our named executive officers. Instead, these amounts reflect the aggregate grant date fair value of each stock option granted computed in accordance with the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. Assumptions used in the calculation of these amounts are included in Note 3 to our consolidated financial statements included in our Annual Report. Our named executive officers will only realize compensation to the extent the trading price of our common stock is greater than the exercise price of such stock options.

(2)

Represents a nonqualified and non-plan stock option “inducement award” (the “Option”) to purchase 498,000 shares of the Company’s common stock in reliance on Nasdaq Rule 5635(c)(4) pursuant to the terms of a stock option award agreement. The Option vests ratably over a 36-month period beginning October 1, 2020 (i.e., 1/36th will vest at the end of each month during said 36-month period), subject to Mr. Michel’s continued service with the Company on each respective vesting date. The exercise price of the Option is equal to (i) $11.67, the closing trading price per share of the Company’s Common Stock on October 1, 2020 as to the first 396,000 option shares to vest, (ii) 1.5 times the closing trading price per share of the Company’s Common Stock on October 1, 2020 as to the next 51,000 option shares to vest and (iii) 2.0 times the closing trading price per share of the Company’s Common Stock on October 1, 2020 as to the remaining 51,000 option shares to vest. All unvested options are subject to continued employment and certain vesting, forfeiture, and termination provisions. For details concerning Mr. Michel’s employment agreement, see “Potential Payments upon Termination or Change of Control.”

(3)

The amount disclosed represents living reimbursement fees as provided for in Mr. Michel’s employment agreement. For details concerning Mr. Michel’s employment agreement, see “Potential Payments upon Termination or Change of Control.”

(4)

The amount disclosed represents supplementary salary in connection with Mr. Purpura’s appointment as Interim Chief Executive Officer from June 2020 to October 2020. Mr. Purpura has served as our Chief Operating Officer since October 2020.

(5)	The amount disclosed represents supplementary salary in connection with Ms. Padula’s appointment as Interim Principal Accounting officer in June 2020.
(6)	Dr. Simpson resigned from the Company effective June 1, 2020.
(7)

Amounts accrued for 2019 include an annual incentive award, a bonus related to Private Placements and a retention bonus. The 2018 and 2019 retention bonus accruals of $331,259 and $288,790 for Dr. Simpson have not been paid. Retention bonuses to Dr. Simpson and our former chief financial officer, Ms. Barbra Keck, have become the subject of a dispute. Dr. Simpson and Ms. Keck, as claimants, filed a statement of claim with the American Arbitration Association seeking payment of the disputed retention bonuses. The Claimants seek payment of certain purported unpaid compensation amounts claimed to be due to them, in an approximate amount of $1.14 million in the aggregate, as well as unspecified statutory damages under the

New York Labor Law, attorneys’ fees and costs, and statutory interest. The arbitrator had scheduled hearings to take place during the week of May 17, 2021. However, the Claimants and the Company recently agreed to participate in non-binding mediation of their dispute before a neutral mediator, which resulted in the arbitration proceedings being placed in abeyance pending the outcome of the mediation process. At this time, the mediation process between the Claimants and the Company is ongoing. As of December 31, 2020, the Company has accrued for the full purported unpaid compensation amounts.

GRANTS OF PLAN-BASED AWARDS—2020

The following table sets forth grants of plan-based awards made during the fiscal year ended December 31, 2020 to the named executive officers. All equity grants were made pursuant to the Delcath Systems, Inc. 2020 Omnibus Equity Incentive Plan (the “2020 Plan”). At present, under the 2020 Plan, 675,000 shares of common stock of the Company are available for grants through September 30, 2030 to the Company’s employees, directors and consultants. This will increase to 2,475,000 shares if the Amendment described in Proposal 2 is approved by the stockholders. The stock options which were granted to the named executive officers in 2020 vest over a period of three years commencing from the date of grant in thirty-six equal monthly increments. The stock options carry a ten year term and expire on October 1, 2030.

Name	Grant Date	All Other Option Awards; Number of Securities Underlying Options	Option Exercise Price ($)	Grant Date Fair Value of Option Award ($)(1)
John Purpura	10/01/2020	175,000	11.67	1,981,900
Christine Padula	10/01/2020	20,000	11.67	226,500

(1)

Amounts shown in this column do not reflect dollar amounts actually received by our named executive officers. Instead, these amounts reflect the aggregate grant date fair value of each stock option granted computed in accordance with the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. Assumptions used in the calculation of these amounts are included in Note 3 to our consolidated financial statements included in our Annual Report. Our named executive officers will only realize compensation to the extent the trading price of our common stock is greater than the exercise price of such stock options.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END—2020

The following table also sets forth information concerning outstanding equity awards as of December 31, 2020 that had been granted under the Delcath Systems, Inc. 2020 Omnibus Equity Incentive Plan (the “2020 Plan”), unless otherwise noted, but that had not yet vested and had not yet been earned.

	Option Awards(1)

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price Per Share ($)	Option Expiration Date
Gerard Michel(1)	41,500	354,500	11.67	10/01/2030
	—	51,000	17.51	10/01/2030
	—	51,000	23.34	10/01/2030
John Purpura, M.S.(2)	357	—	196.70	2/1/2029
	14,583	160,417	11.67	10/01/2030
Christine Padula(3)	1,667	18,333	11.67	10/01/2030

(1)	Represents a nonqualified and non-plan stock option “inducement award” (the “Option”) to purchase 498,000 shares of the Company’s common stock in reliance on Nasdaq Rule 5635(c)(4) pursuant to the terms of a stock option award agreement. The Option vests ratably over a 36-month period beginning October 31, 2020 (i.e., 1/36th will vest at the end of each month during said 36-month period), subject to Mr. Michel’s continued service with the Company on each respective vesting date. The exercise price of the Option is equal to (i) $11.67, the closing trading price per share of the Company’s Common Stock on October 1, 2020 as to the first 396,000 option shares to vest, (ii) 1.5 times the closing trading price per share of the Company’s Common Stock on October 1, 2020 as to the next 51,000 option shares to vest and (iii) 2.0 times the closing trading price per share of the Company’s Common Stock on October 1, 2020 as to the remaining 51,000 option shares to vest. All unvested options are subject to continued employment and certain vesting, forfeiture, and termination provisions.
(2)

Represent one option award of 175,000 shares dated October 1, 2020 under the 2020 Plan, which vests equally over 36 months, starting on October 1, 2020, and one option award of 357 shares dated February 1, 2019 under the Company’s prior plan, which has now been subsumed by the 2020 Plan, which options are now fully vested. All unvested options are subject to continued employment and certain vesting, forfeiture, and termination provisions.

(3)

Represents one option award of 20,000 shares dated October 1, 2020 under the 2020 Plan, which vests equally over 36 months, starting on October 1, 2020. All unvested options are subject to continued employment and certain vesting, forfeiture, and termination provisions.

EMPLOYMENT ARRANGEMENTS

Gerard Michel Employment Agreement.

Pursuant to an employment agreement dated as of August 31, 2020 between the Company and Mr. Michel (the “Employment Agreement”), the term of Mr. Michel’s employment began on October 1, 2020. Under the Employment Agreement, Mr. Michel will receive an annual base salary of $450,000, subject to annual review by the Board’s Compensation and Stock Option Committee and will be eligible to participate in the Company’s annual incentive plan with a target annual cash bonus equal to 50% of his then-current base salary.

Pursuant to the Employment Agreement, on October 1, 2020, the Company granted to Mr. Michel a nonqualified and non-plan stock option “inducement award” (the “Option”) to purchase 498,000 shares of the Company’s common stock in reliance on Nasdaq Rule 5635(c)(4) pursuant to the terms of a stock option award agreement. The Option vests ratably over a 36-month period beginning October 1, 2020 (i.e., 1/36th will vest at the end of each month during said 36-month period), subject to Mr. Michel’s continued service with the Company on each respective vesting date. The exercise price of the Option is equal to (i) $11.67, the closing trading price per share of the Company’s Common Stock on October 1, 2020 as to the first 396,000 option shares to vest, (ii) 1.5 times the closing trading price per share of the Company’s Common Stock on October 1, 2020 as to the next 51,000 option shares to vest and (iii) 2.0 times the closing trading price per share of the Company’s Common Stock on October 1, 2020 as to the remaining 51,000 option shares to vest.

In addition, pursuant to the Employment Agreement, the Company will reimburse Mr. Michel up to $6,500 per month to cover his temporary expenses incurred in connection with traveling to and living in the New York City tristate area to work onsite at the Company’s principal corporate office for the initial eighteen (18) months of his employment.

Mr. Michel may resign his at-will employment with the Company for “Good Reason” (as defined within the Employment Agreement) and the Company may terminate Mr. Michel’s at-will employment other than for “Cause” (as defined within the Employment Agreement). If Mr. Michel resigns his at-will employment for Good Reason or the Company terminates Mr. Michel’s employment other than for Cause, then Mr. Michel shall be entitled to his accrued and unpaid compensation and, subject to him entering into and not revoking a general release of claims in favor of the Company and fully complying with the terms of an Employee Confidentiality, Invention Assignment and Restrictive Covenants Agreement (the “Restrictive Covenants Agreement”), Mr. Michel shall also be entitled to:

•

A severance payment equal in the aggregate to twelve (12) months of his annual base salary at the time of termination, payable in twelve (12) equal monthly installments (and subject to applicable withholdings and deductions) beginning on the last Company payroll date of the first full month following termination of employment (“Severance Benefits”); and

•

If Mr. Michel timely and properly elects health plan (medical, dental and/or vision) continuation coverage under COBRA, the Company will reimburse Mr. Michel in an amount equal to the difference between the monthly COBRA premium paid by Mr. Michel for him and his dependents and the monthly premium amount paid by similarly situated active executives under the Company’s group health plans (“COBRA Benefits”). Such reimbursement will be paid to Mr. Michel on or by the last day of the month immediately following the month in which Mr. Michel timely remits the COBRA premium payment. Mr. Michel will be eligible to receive COBRA premium reimbursement until the earliest of: (x) the twelve-month anniversary of the date his employment with the Company terminates; (y) the date Mr. Michel is no longer eligible to receive COBRA continuation coverage; and (z) the date on which Mr. Michel becomes eligible to receive substantially similar coverage from another employer.

•

In addition, the Employment Agreement provides that if Mr. Michel’s at-will employment is terminated by Mr. Michel for Good Reason or by the Company without Cause, in each case within three (3) months before or twelve (12) months following a change in control of the Company, Mr. Michel shall be entitled to receive his accrued and unpaid compensation and, subject to Mr. Michel entering into and not revoking a general release of claims in favor of the Company and fully complying with the Restrictive Covenants Agreement, Mr. Michel shall be entitled to receive (i) the Severance Benefits, (ii) the COBRA Benefits, (iii) immediate acceleration of any unvested portion of the Option and any other outstanding stock options granted to him at the time of his termination and (iv) a pro-rated annual cash incentive bonus for the fiscal year in which Mr. Michel’s employment terminates, as determined by the Board or the Compensation and Stock Option Committee based on its assessment of the actual performance of the Company and Mr. Michel following the completion of the fiscal year in which the termination of employment occurs; such pro-rated cash incentive bonus to be paid to Mr. Michel in a lump sum no later than 60 days after the filing of the Company’s Annual Report on Form 10-K for the fiscal year in which the termination of employment occurs.

John Purpura Executive Security Agreement.

Mr. Purpura does not have an employment agreement with the Company. Mr. Purpura and the Company have entered into an Executive Security Agreement dated as of March 20, 2018 the purpose of which is to provide to Mr. Purpura severance payments in the event of a qualifying termination of his employment (a termination of his employment by the Company without cause or if the Company gives him a good reason to voluntarily terminate his employment).

In the event that Mr. Purpura’s employment is terminated (other than “for cause” (as defined in the Executive Security Agreement) or due to his death or disability) or by Mr. Purpura’s resignation for “good reason” (as defined in the Executive Security Agreement), the Company is obligated to pay Mr. Purpura the following amounts or benefits: (a) any accrued but unpaid annual base salary and any other form or type of compensation, benefit or perquisite that was approved by the Company’s Board that is vested or accrued on the date of the termination, to be paid in cash in a lump sum within ten calendar days following the date of the termination; (b) payment for any accrued paid time off in accordance with Company policy, to be paid in cash in a lump sum within ten calendar days following the date of the termination; (c) and, if any employee participant of the Company receives an AIP payment for the fiscal year in which Mr. Purpura’s termination occurs, he will be entitled to receive a prorated AIP payment (based on the portion of the fiscal year he was employed by the Company) pursuant to the AIP for that fiscal year, subject and according to the terms and conditions of the AIP, with payment to be made at the time the Company pays that fiscal year’s AIP payments to its other executives but in no event later than March 15 of the subsequent fiscal year; (d) a severance payment equal to eighteen months (the “Severance Period”) of base salary, based upon his annual base salary in effect on the date of the termination, to be paid in cash, less all applicable withholdings and deductions, in approximately equal installments according to the Company’s regular payroll schedule over the 18 month period following the termination; provided, however, that no payments will be made prior to the 60th calendar day following the date of the termination. On the 60th calendar day following the date of the termination, the Company will pay Mr. Purpura in a lump sum the amount of the severance payments that he would have received during such 60-day period under the Company’s regular payroll schedule, and the balance of such severance will be paid to him in approximately equal installments over the remainder of the Severance Period; (e) if Mr. Purpura elects continuation coverage under COBRA for himself and his covered dependents under the Company’s group health and/or dental plans following the termination, then the Company will pay the COBRA premiums necessary to continue his group health and/or dental coverage in effect for himself and his eligible dependents until the earliest of (i) the close of the Severance Period following the date of the termination, (ii) the date Mr. Purpura ceases to participate, for whatever reason, in the Company’s group health and/or dental plans, or (iii) the date on which Mr. Purpura is covered or is eligible to be covered under another group health and/or dental plan or is otherwise no longer eligible for coverage under COBRA.

In addition, in the event that there is a “change of control” of the Company and Mr. Purpura’s employment has been terminated by the Company other than for “cause” or if Mr. Purpura resigns for “good reason” during the 12 months immediately following the change of control, then on the 60th calendar day following the date of the qualifying termination, Mr. Purpura will receive a lump sum severance payment equal to 18 months of base salary, based upon his annual base salary in effect on the date of the termination.

Christine Padula has no employment agreement or severance arrangements with the Company.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

The following table shows the potential incremental value transfer to each current named executive officer under various termination or change-in-control scenarios as of December 31, 2020, the last business day of 2020. Unvested, unexercised stock options and unvested restricted stock awards are valued based on the closing market price of our common stock on that date. The actual amounts to be paid out in respect of the named executive officers can only be determined at the time of such named executive officer’s actual separation from our company.

Name	Retirement or Voluntary Termination Without “Good Reason” ($)	Termination for “Cause” ($)	Involuntary Termination (Termination Without Cause, or Termination for Good Reason) ($)	Upon a Change in Control ($)		Death or Disability Termination ($)
Gerard Michel	—	—	485,851	2,722,386	(1)	—
John Purpura, M.S.	—	—	719,254	719,254		—
Christine Padula	—	—	—	—		—

(1)

The amount includes immediately vesting options, representing the difference between the closing price of our common stock on December 31, 2020 and the exercise price multiplied by the number of option shares that would accelerate.

AUDIT COMMITTEE REPORT

The Audit Committee reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2020, with management and Marcum LLP, the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2020.

The Audit Committee also discussed with Marcum LLP the matters required to be discussed by Auditing Standard 1301 (Communications with Audit Committees), as adopted by the Public Company Accounting Oversight Board (“PCAOB”).

The Audit Committee has received and reviewed the written disclosures and the letter from Marcum LLP required by applicable requirements of the PCAOB regarding Marcum LLP’s communications with the Audit Committee concerning independence and has discussed with Marcum LLP its independence from the Company.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, for filing with the SEC.

Submitted by the Audit Committee of the Board of Directors,

Elizabeth Czerepak (Chair)

Steven Salamon

Roger G. Stoll, Ph.D.

April 7, 2021

STOCKHOLDER PROPOSALS FOR THE 2022 ANNUAL MEETING

In order for a stockholder proposal to be eligible for inclusion in our proxy statement for the 2022 annual meeting of stockholders, the proposal must be received by the Corporate Secretary not later than 120 days before the anniversary of the date this Proxy Statement was first released to our stockholders, or Wednesday, December 8, 2021, and must otherwise comply with the requirements of Rule 14a-8(e) of the Securities Exchange Act of 1934. In addition, in order for a stockholder to present a proposal or other matter or to nominate a person for election as a director at the 2022 annual meeting of stockholders, the stockholder must give Delcath written notice of the proposal or other matter to be presented at the meeting no later than 120 days before the anniversary of the date this Proxy Statement was first released to our stockholders and must otherwise comply with our amended and restated certificate of incorporation. If the date set for the 2022 annual meeting is more than 30 calendar days before or after May 6, 2021, such notice must instead be received no later than 60 calendar days before the date set for such meeting. Proposals or notices of intent to present a proposal should be addressed to the Corporate Secretary, Delcath Systems, Inc., 1633 Broadway, Suite 22C, New York, New York 10019, and should be sent by overnight delivery or certified mail, return receipt requested. If a stockholder fails to provide timely notice of a proposal to be presented at the 2022 annual meeting, the proxies designated by the Board will have discretionary authority to vote on the proposals.

OTHER MATTERS

We know of no other matters to be brought before the 2021 Annual Meeting. However, if any other matters do properly come before the 2021 Annual Meeting, it is intended that the proxy holders will vote the shares represented by the proxies in the accompanying form as recommended by the Board or, if no recommendation is given, in accordance with the best judgment of the person voting the proxies.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports and other reports and information with the Commission. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the Commission’s site on the Internet, located at www.sec.gov.

We will provide, without charge, to each person to whom a proxy statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all of the information that has been incorporated by reference in the proxy statement (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that the proxy statement incorporates). Please direct such request in writing or by telephone at the following address:

Delcath Systems, Inc.

1633 Broadway, Suite 22C

New York, New York 10019

Attn: Corporate Secretary

Telephone: (212) 489-2100

You may also access such documents free of charge at http://www.delcath.com/investors/sec-filings/ as soon as reasonably practicable after such material is electronically filed with, or furnished to, the Commission. Our website and the information contained on that site, or connected to that site, are not incorporated into and are not a part of this proxy statement.

Your cooperation in giving these matters your immediate attention and in returning your proxy promptly will be appreciated.

BY ORDER OF THE BOARD OF DIRECTORS

Gerard Michel
Chief Executive Officer

Appendix A

DELCATH SYSTEMS, INC.

2020 OMNIBUS EQUITY INCENTIVE PLAN

(As adopted by Board of Directors on September 30, 2020 and approved by stockholders on November 23, 2020)

(As amended by the Board of Directors on March 30, 2021, subject to stockholder approval)

1. Purpose. The purpose of the Delcath Systems, Inc. 2020 Omnibus Equity Incentive Plan (the “Plan”) is to align the interests of selected Employees, Non-Employee Directors and Consultants with those of Delcath Systems, Inc.’s (the “Company”) stockholders by providing such individuals with long-term incentive compensation opportunities tied to the performance of the Company’s Common Stock. The Plan is intended to advance the interests of the Company and its stockholders by attracting, retaining and motivating key personnel upon whose judgment, initiative and effort the successful conduct of the Company’s business is largely dependent.

The Plan was originally adopted by the Board of Directors on September 30, 2020 and approved by the stockholders of the Company on November 23, 2020. On March 30, 2021, the Board approved an amendment of the Plan in the form set forth herein (the “Amended Plan”), subject to, and to be effective upon, the approval of the stockholders of the Company in accordance with the requirements of the laws of the State of Delaware at the Company’s 2021 annual stockholders’ meeting to be held on May 6, 2021. If the Amended Plan is not so approved by the stockholders, all provisions of the Plan shall remain effective.

2. Definitions. Certain terms used in the Plan have the meanings set forth below (capitalized terms used in the Plan that are not defined below have the meanings set forth elsewhere in the Plan):

“Affiliate” means any Subsidiary and any other corporation or other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with, the Company. For this purpose, “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting or other securities, by contract or otherwise.

“Applicable Law” means any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any governmental or regulatory body or self-regulatory organization (including the Nasdaq Stock Market, the New York Stock Exchange and the Financial Industry Regulatory Authority).

“Award” means an award under the Plan, including any Incentive Stock Option, a Non-Qualified Option, Stock Appreciation Right, a Restricted Stock Award, a Restricted Stock Unit Award, a Performance Award, an Other Stock-Based Award or a Cash Award.

“Award Agreement” means the written agreement entered into between the Participant and the Company setting forth the terms and conditions applicable to an Award, as provided under Section 5(c). An Award Agreement may, in the discretion of the Committee, be transmitted electronically to any Participant.

“Base Price” means the price per share of Common Stock subject to a Stock Appreciation Right at which the Stock Appreciation Right may be exercised or settled.

“Board” means the Company’s Board of Directors, as constituted from time to time.

“Cash Award” means an award denominated in cash that is granted pursuant to Section 11.

“Cause”, with respect to any Employee or Consultant, unless the applicable Award Agreement provides otherwise, shall have the meaning given to such term in any employment or other written agreement between such Participant and the Company or Affiliate, as applicable, or, in the event that such term is not defined in such agreement or in the absence of any such agreement, shall mean the occurrence of any of the following:

(i) The Participant’s willful failure to perform his or her duties and responsibilities to the Company or an Affiliate, or refusal to perform any lawful and reasonable directive of the Company or an Affiliate;

(ii) The Participant’s gross negligence or willful misconduct in the performance of his or her duties for the Company or an Affiliate;

(iii) The Participant’s commission of any act of fraud, embezzlement, dishonesty, moral turpitude, misappropriation of funds, breach of fiduciary duty, duty of loyalty and fidelity or other willful misconduct with respect to the Company or an Affiliate, or any act, whether or not related to the performance of the Participant’s Service, that affects the Company’s or any Affiliate’s reputation in a manner that may reasonably be expected to have a material adverse effect on the business, prospects, assets (including intangible assets), liabilities, financial condition, property or results of operation of the Company or any Affiliate;

(iv) The Participant’s unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any Affiliate or any other party to whom the Participant owes an obligation of nondisclosure as a result of the Participant’s relationship with the Company or any Affiliate;

(v) The Participant’s breach of any of his or her obligations under any written agreement or covenant with, or any material policy of, the Company or any Affiliate;

(vi) The Participant’s indictment or conviction of or plea of nolo contendere to a felony or crime of moral turpitude;

(vii) The Participant’s debarment, exclusion or disqualification by any government regulator or government agency from participating in the business of the Company or any Affiliate; or

(viii) The Participant’s exhibition of a standard of behavior within the scope of or related to the Participant’s employment, or is a violation of the Company’s code of conduct, that is disruptive to the orderly conduct of the Company’s or its Affiliates’ business operations (including, without limitation, substance abuse, sexual harassment or sexual misconduct, or other unlawful harassment or retaliation).

“Cause”, with respect to any Non-Employee Director, unless the applicable Award Agreement provides otherwise, means a determination by a majority of the disinterested Directors that the Non-Employee Director has engaged in any of the following: (i) malfeasance while in office; (ii) gross negligence, willful misconduct or neglect with respect to the Company or any Affiliate; (iii) false or fraudulent misrepresentation in connection with the Non-Employee Director’s appointment; or (iv) conversion of corporate funds.

For the avoidance of doubt, references to the Company and Affiliate in the foregoing definitions of “Cause” shall include the successor to either as may be appropriate.

“Change in Control” means the date of the occurrence of any of the following events, provided that the event constitutes a “change in control event” within the meaning of Section 409A of the Code:

(i) The consummation of any consolidation or merger of the Company with any other entity, other than a transaction which would result in the voting power of the securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such consolidation or merger;

(ii) Any one Person, or more than one Person acting as a group, acquires ownership of the stock of the Company that, together with the stock held by such Person or group, constitutes more than 50% of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection, (A) the acquisition of additional stock by any one Person or group, who is considered to own more than 50% of the total voting power of the stock of the Company will not be considered a Change in Control, and (B) if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, the direct or indirect beneficial ownership of 50% or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event will not be considered a Change in Control under this subsection (ii). For this purpose, indirect beneficial ownership will include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities;

(iii) A majority of the Directors is replaced during any 12-month period by Directors whose appointment or election is not endorsed by a majority of the Directors prior to the date of the appointment or election; or

(iv) Any one Person, or more than one Person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iv), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a Person described in subsection (3) above. For purposes of this subsection (iv), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition, Persons will be considered to be acting as a group if they are owners of an entity that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

“Code” means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, as the same may be amended from time to time and any successor statute.

“Committee” means the committee of the Board appointed by the Board to administer the Plan, pursuant to Section 3, which, unless otherwise determined by the Board, shall be the Compensation and Stock Option Committee. In the absence of any such Committee, any action permitted or required to be taken hereunder by the Committee shall be deemed to refer to the Board.

“Common Stock” means the Company’s common stock, par value $0.01 per share, or such other securities of the Company as may be designated by the Committee in substitution thereof.

“Consultant” means any Person who provides consulting or other services to the Company or any Affiliate and who is (i) neither an Employee nor a Non-Employee Director and (ii) may be offered securities registrable pursuant to a registration statement on Form S-8 under the Securities Act.

“Director” means a member of the Board.

“Disability” means (a) in the case of Incentive Stock Options, total and permanent disability as defined in Section 22(e)(3) of the Code, and (b) in the case of other Awards, unless the applicable Award Agreement provides otherwise, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment (and considered “disabled” within the meaning of Section 409A of the Code). The determination of whether an individual has a Disability shall be determined under procedures established by the Committee, which shall be final, conclusive and binding. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

“Dividend Equivalent Right” means the right of a Participant, granted pursuant to Section 9 in connection with the Restricted Stock Unit Award, to receive a credit for the account of such Participant in an amount equal to cash or stock dividends or other distributions paid by the Company in respect of one share of Common Stock.

“Effective Date” means the date of adoption of the Plan by the Board.

“Eligible Person” means any of the following: (i) any Employee, Consultant, or Non-Employee Director or (ii) any individual to whom the Company or any Affiliate has extended a formal offer of employment, so long as the grant of any Award shall not become effective until such individual commences such employment.

“Employee” means an individual, including, without limitation, any Officer and Director, who is a common law employee of the Company or an Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means the price at which a share of Common Stock subject to an Option may be purchased upon the exercise of the Option.

“Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the Committee deems reliable (subject to compliance with Applicable Law, including Section 409A of the Code);

(ii) If the Common Stock is publicly traded but is neither listed nor admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(iii) If none of the foregoing is applicable, by the Board or the Committee in good faith (and in accordance with Section 409A of the Code, as applicable), which such decision shall be final, conclusive and binding.

“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution or action, then such date as set forth in such resolution or action.

“Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code and is designated as an Incentive Stock Option. To the extent that any Option is not designated as an Incentive Stock Option, or even if so designated does not qualify as an Incentive Stock Option at or subsequent to its Grant Date, it shall constitute a Non-Qualified Option.

“Non-Employee Director” means a Director who is not an Employee, and who satisfies the requirements of a “non-employee director” within the meaning of Section 16 of the Exchange Act.

“Non-Qualified Option” means an Option that is not an Incentive Stock Option.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means the right to purchase, at the price and for the term fixed by the Committee in accordance with Section 6, and subject to such other limitations and restrictions in the Plan and the applicable Award Agreement, a number of shares of Common Stock determined by the Committee.

“Other Stock-Based Award” means an Award that is not an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Cash Award, and that is granted under Section 11 and is payable by delivery of Common Stock and/or which is measured by reference to the value of Common Stock.

“Participant” means an Eligible Person to whom the Committee has granted an Award under the Plan (or, if applicable, such other Person who holds an outstanding Award).

“Performance Award” means an award that may vest or may become eligible to vest contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted pursuant to the terms of Section 10.

“Performance Goal” means one or more goals as may be established by the Committee that must be met by the end of a given Performance Period as a contingency for a given Award to vest and/or become exercisable, settled or payable, or to otherwise determine the numbers of shares of Common Stock or stock-denominated units that are earned under an Award.

“Performance Period” means one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to vesting, exercisability, settlement or payment of an Award.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint share company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

“Restricted Stock Award” means a grant of shares of Common Stock under Section 8 that are issued subject to vesting and transfer restrictions and such other conditions as are set forth in the Plan and the applicable Award Agreement.

“Restricted Stock Unit Award” means an Award of Restricted Stock Units under Section 9.

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“Securities Act” means the Securities Act of 1933, as amended from time to time or any successor statute.

“Service” means, as applicable, a Participant’s service with the Company or an Affiliate, as an Employee, Non-Employee Director or Consultant. For purposes of the Plan, a Participant’s Service shall not be deemed to have been terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Non-Employee Director or merely because of a transfer of the Participant’s Service between the Company and/or Affiliates (except as may be required for compliance with Section 409A of the Code). The Committee, in its sole discretion, may determine whether a Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in a termination of Service for purposes of affected Awards, and such decision shall be final, conclusive and binding.

“Stock Appreciation Right” means a contractual right granted under Section 7 entitling the holder of such right to receive, subject to limitation and restrictions in the Plan and applicable Award Agreement, the appreciation in value of Common Stock.

“Subsidiary” means any entity in which the Company owns at least 50% of the combined voting power of all classes of equity entitled to vote or at least 50% of the combined value of all classes of equity.

“Ten Percent Stockholder” means an Employee who, at the time an Option is granted, owns either directly or indirectly (taking into account the attribution rules contained in Section 424(d) of the Code), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

3. Administration of the Plan.

a. General. The Plan shall be administered by the Committee (or the Board if no Committee has been appointed). The Committee shall have the power and authority to (i) prescribe, amend and rescind rules and procedures governing the administration of the Plan; (ii) determine and designate from time to time each Eligible Person to whom an Award will be granted and the type of Award to be granted; (iii) determine the number of shares of Common Stock subject to each Award and the Grant Date of each Award; (iv) prescribe the terms of each Award, including, without limitation, the time or times when, and the manner and conditions upon which, each Award shall vest, become exercisable, be settled and/or expire, the Exercise Price or Base Price of each Award (as may be applicable), and the form of payment made in settlement of each Award; (v) specify the terms of the Award Agreement relating to each Award; (vi) determine or impose other conditions to the receipt of shares of Common Stock subject to an Award, as it may deem appropriate, including but not limited to, cash payments; (vii) interpret the terms of the Plan and each Award Agreement and the rules of procedures established by the Committee under the Plan; (viii) determine the rights of all Persons under the Plan; (ix) correct any defect or omission or reconcile any inconsistency in the Plan or in any Award Agreement; (x) make all determinations relating to the Service of a Participant; (xi) grant waivers of any conditions of the Plan or any Award Agreement, subject to Applicable Law; and (xii) make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Plan. In the case of any fractional share or unit resulting from the grant, vesting, payment or crediting of dividends under an Award, the Committee shall have the discretionary authority to round such fractional share or unit to the nearest higher whole share or unit, or convert such fractional share or unit into a right to receive a cash payment (unless determined otherwise by the Committee, such fractional share or unit shall be rounded to the nearest higher whole share or unit). All actions, decisions and interpretations of the Committee, the Board and any delegate of the Committee or Board under the Plan or any Award Agreement shall be final, binding, conclusive and non-appealable on all Persons, and shall be given the maximum deference permitted by law. The Committee’s and the Board’s determinations under the Plan (including, without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the Award Agreements evidencing such Awards) need not be uniform and may be made by the Committee or the Board selectively among Persons who receive, or are eligible to receive, Awards under the Plan, whether or not such Persons are similarly situated.

b. Composition of the Committee. Except as otherwise determined by the Board, the Committee shall consist of two or more Directors appointed to such committee from time to time by the Board. To the extent deemed necessary or appropriate by the Board, the Committee shall consist solely of at least two Directors who are Non-Employee Directors and are “independent directors” under any applicable exchange requirements. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3; however, if the Board intends to satisfy such exemption requirements, with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.

c. Delegation of Authority. The Board or the Committee may delegate to a committee of one or more Directors and/or Officers who are not Non-Employee Directors the authority to grant Awards to Eligible Persons who are not then subject to Section 16 of the Exchange Act. In the event of such delegation of authority, all provisions of the Plan relating to the Committee shall be interpreted in a manner consistent with such delegation by treating any reference to the Committee as a reference to the committee or Officers to whom such delegation has been made.

d. Limited Liability; Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the maximum extent allowed by the Company’s charter, by-laws and Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after the institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

4. Shares Subject to the Plan.

a. Aggregate Limit. Subject to adjustment as set forth in Section 4(d), the total number of shares of Common Stock reserved and available for grant and issuance pursuant to Awards under the Plan is equal to ~~675,000~~2,475,000 shares (the “Share Reserve”), the full amount of which may be issued under the Plan through the exercise of Incentive Stock Options. For purposes of counting shares against the Share Reserve, Awards denominated in shares of Common Stock and other Awards that may be exercised for, settled in or convertible into shares of Common Stock will be counted against the Plan reserve on the date of grant of the Award based on the maximum number of shares that may be issued pursuant to the Award, as determined by the Committee. Shares of Common Stock delivered under the Plan shall consist of authorized and unissued shares, treasury shares, forfeited shares and/or shares reacquired by the Company in any manner. As of the Effective Date, no further awards shall be made under the Company’s 2019 Equity Incentive Plan or any other prior equity incentive plans of the Company (but such plans shall remain in effect as to awards made thereunder that are still outstanding as of the Effective Date).

b. Individual Limits.

(i) Participants other than Non-Employee Directors. Subject to adjustment under Section 4(d), (A) the maximum number of shares of Common Stock underlying Options and Stock Appreciation Rights that may be granted under the Plan during any calendar year to any one Participant (other than a Non-Employee Director) shall be 500,000 shares; (B) the maximum number of shares of Common Stock subject to Restricted Stock Awards, awards of Restricted Stock Units and Other Stock Based Awards that may be granted under the Plan during any calendar year to any one Participant (other than a Non-Employee Director) shall be 500,000 (where the number of shares earned is dependent on the level of attainment of Performance Goals under a Performance Award, the number of shares counted shall be the number that may be earned at maximum performance); (C) the maximum amount of a Cash Award that may be paid pursuant to Section 11 in any calendar year to any Participant (other than a Non-Employee Director) shall be $3,000,000.

(ii) Non-Employee Directors. In any director year (as described below), no Non-Employee Director may receive Awards under the Plan that, when combined with cash compensation received for his or her service as a Non-Employee Director during such director year, exceed an aggregate value of $750,000 (with value of each equity award based on its grant date fair value, determined in accordance with U.S. generally accepted accounting principles). Any cash compensation paid or Awards granted to an individual for his or her service as an Employee, or for his or her services as a Consultant (other than a Non-Employee Director), will not count for purposes of the limitation under this Section. For purposes of the foregoing, a “director year” shall mean the approximate one-year period beginning on the date of a regular annual meeting of the Company’s stockholders and ending on the date of the next regular annual meeting of the Company’s stockholders.

c. Returned Shares. Any shares of Common Stock subject to an outstanding Award or any portion thereof granted under the Plan will be returned to the Share Reserve and will be available for issuance in connection with subsequent Awards under the Plan to the extent such shares (or the Awards covering such shares) (i) are cancelled, forfeited or settled in cash; (ii) expire by their terms at any time; or (iii) are reacquired by the Company pursuant to a forfeiture provision. Notwithstanding the foregoing, shares subject to an Award shall not again be made available for issuance under the Plan if such shares are surrendered or tendered to pay the Exercise Price or Base Price of such Award or any tax withholding obligation arising in connection with vesting, exercise or settlement of such Award.

d. Adjustments for Changes in Common Stock, Etc. In the event of any change with respect to the outstanding shares of Common Stock by reason of any recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split or other distribution with respect to the shares of Common Stock, or any merger, reorganization, consolidation, combination, spin-off, or other similar corporate change, or any other any relevant change affecting the capitalization of the Company, the Committee shall, in the manner that it, in its sole discretion, determines is appropriate, cause an equitable adjustment or substitution to be made to (i) the maximum number of shares (or other securities or rights) reserved for issuance and future grant from the Share Reserve, (ii) the individual award limits set forth in Section 4(b), (iii) the number and kind of shares (or other securities or rights) subject to then outstanding Awards, (iv) the Exercise Price or Base Price with respect to any Option or Stock Appreciation Right, (v) the Performance Goals applicable to any Award and (vi) any other terms of an Award that are affected by the event. Any such actions shall be taken by the Company in good faith so as to substantially preserve the value, rights and benefits of any affected Awards. In the case of adjustments made pursuant to this Section 4(d), unless the Committee specifically determines that such adjustment is in the best interests of the Company or Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 4(d) will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code, and in the case of Non-Qualified Options and Stock Appreciation Rights, ensure that any adjustments under this Section 4(d) will not constitute a modification of such Non-Qualified Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 4(d) shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes. In addition, in connection with any of the events described above, the Committee, in its sole discretion, and subject to compliance with Section 409A of the Code may provide that each Award then-outstanding shall terminate in exchange for an equitable payment as determined by the Committee in good faith, which, in the case of Options and Stock Appreciation Rights, may include a cash payment to the extent of the excess, if any, of the then-Fair Market Value of a share of Common Stock subject to the Award, over the Exercise Price or Base Price per share of Common Stock subject to the Award, and in the event that there is no such excess, a payment of zero.

e. Substitute Awards. Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or an Affiliate or with which the Company or Affiliate combines after the Effective Date (“Substitute Awards”). To the extent permitted by Applicable Law, shares of Common Stock subject to Substitute Awards shall not be counted against the Share Reserve; provided, that, Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code shall be counted against the share limit applicable to Incentive Stock Options. Notwithstanding any other provision of the Plan, the terms of Substitute Awards may vary from the terms set forth in the Plan to the extent the Committee deems appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

5. Eligibility and Awards.

a. Designation of Participants. Any Eligible Person may be selected by the Committee to receive an Award and become a Participant under the Plan in accordance with the Committee’s authority under Section 3. In selecting Eligible Persons to be Participants, and in determining the type and amount of Awards to be granted under the Plan, the Committee shall consider any and all factors that it deems relevant or appropriate.

b. Determination of Awards. The Committee shall determine the terms and conditions of all Awards granted to Participants in accordance with its authority under Section 3 and other terms of the Plan. An Award may consist of one type of right or benefit hereunder or of two or more such rights or benefits granted in tandem.

c. Award Agreements. Each Award under the Plan shall be evidenced by an Award Agreement in a written or electronic form approved by the Committee setting forth (as applicable) the number of shares of Common Stock, units or other rights subject to the Award, the Exercise Price, Base Price, or purchase price of the Award, the time or times at which an Award will become vested, exercisable, settled or payable, the term of the Award and any Performance Goals applicable to the Award. The Award Agreement may also set forth the effect on an Award of a Change in Control or a termination of Service under certain circumstances. The Award Agreement shall be subject to and incorporate, by reference or otherwise, all of the applicable terms and conditions of the Plan, and may also set forth other terms and conditions applicable to the Award as determined by the Committee consistent with the limitations of the Plan. The grant of an Award under the Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in the Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the Award Agreement.

6. Option Awards.

a. Grant of Options. An Award of an Option may be granted to any Eligible Person selected by the Committee and shall be evidenced by an Award Agreement setting forth the Exercise Price, the term of the Option, the number of shares of Common Stock to which the Option relates, any conditions to the exercise or vesting of all or a portion of the Option and such other terms and conditions as the Committee, in its sole discretion, shall determine. The Award Agreement pertaining to an Option shall designate such Option as an Incentive Stock Option or a Non-Qualified Option. In no event shall an Incentive Stock Option be granted to an individual who is not an employee of the Company or of a “subsidiary corporation” or a “parent corporation,” whether now or hereafter existing, as such terms are defined in Section 424(f) of the Code. To the extent the aggregate Fair Market Value (determined as of the time the Option is granted) of the shares of Common Stock with respect to which an Incentive Stock Option may first become exercisable by a Participant in any one calendar year under the Plan exceeds $100,000, the Option or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-Qualified Options. The Company shall have no liability to any Participant, or to any other Person, if an Option (or any portion thereof) that is intended to be an Incentive Stock Option fails to qualify as an Incentive Stock Option at any time or if an Option (or any portion thereof) is determined to constitute “nonqualified deferred compensation” under Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code.

b. Exercise Price. The Exercise Price with respect to shares of Common Stock subject to an Option shall be determined by the Committee in its sole discretion, provided, however, that the Exercise Price per share shall not be less than 100% (or 110% in the case of an Incentive Stock Option granted to a Ten Percent

Stockholder) of the Fair Market Value of a share of Common Stock on the Grant Date of such Option. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code, and a Non-Qualified Option may be granted with an Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

c. Term of Option. The Committee shall determine and set forth in an Award Agreement the term during which an Option may be exercised, provided that in no event shall any Option have a maximum term greater than ten years from the Grant Date (except that the maximum term of an Incentive Stock Option granted to a Ten Percent Stockholder shall be no more than five years from the Grant Date), or such shorter period as set forth in the Award Agreement. Each Option shall terminate, cease to be exercisable and be forfeited not later than the end of the maximum term specified in the Award Agreement pertaining to the Option.

d. Vesting and Exercisability of Options. The Committee shall, in its sole discretion, provide in an Award Agreement the time or times at which, or the conditions upon which, an Option or portion thereof shall become vested and/or exercisable. The Committee may condition the vesting and/or exercisability upon the passage of time (e.g., subject to the Participant’s continued Service for specified period) and/or the occurrence of any other event or condition that is established by the Committee and set forth in the Award Agreement. The Committee may, in its sole discretion, provide, in an Award Agreement or other agreement between a Participant and the Company, for the acceleration of vesting and/or exercisability of any Option upon a Participant’s termination of Service under specified circumstances or upon the occurrence of other specified events or conditions. To the extent the vesting requirements of an Option are not satisfied, the Option shall be forfeited. In no event may any Option be exercised for a fraction of a share of Common Stock.

e. Termination of Service.

(i) General. Except as otherwise provided in the applicable Award Agreement or other individual written agreement between the Participant and the Company, if a Participant’s Service terminates (other than for Cause and other than upon the Participant’s death or Disability), the Participant may exercise his or her Option (to the extent that the Option was vested and the Participant was entitled to exercise such Option as of the date of the termination of Service) within the period of time ending on the earlier of (A) 90 days following the termination of the Participant’s Service, and (B) the expiration of the term of the Option as set forth in the Plan or Award Agreement. If, after termination of Service, the Participant does not exercise his or her Option within the applicable time frame, the Option will terminate.

(ii) Disability of Participant. Except as otherwise provided in the applicable Award Agreement or other individual written agreement between the Participant and the Company, if a Participant’s Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option (to the extent that the Option was vested and the Participant was entitled to exercise such Option as of the date of termination of Service), but only within such period of time ending on the earlier of (A) the date 12 months following such termination of Service, and (B) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination of Service, the Participant does not exercise his or her Option within the applicable time frame, the Option will terminate.

(iii) Death of Participant. Except as otherwise provided in the applicable Award Agreement or other individual written agreement between the Participant and the Company, if (A) a Participant’s Service terminates as a result of the Participant’s death, or (B) the Participant dies within the period (if any) specified in the Award Agreement for exercisability after the termination of the Participant’s Service for a reason other than death, then the Option may be exercised (to the extent the Option was vested and the Participant was entitled to exercise such Option as of the date of death) by the

Participant’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Participant’s death, but only within the period ending on the earlier of (A) the date 12 months following the date of death, and (B) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Participant’s death, the Option is not exercised within the applicable time frame, the Option will terminate.

(iv) Termination for Cause. Except as provided otherwise in a Participant’s Award Agreement or other individual written agreement between the Company and a Participant, if a Participant’s Service is terminated by the Company or any Affiliate for Cause, each Option, whether vested or unvested, that is held by such Participant shall terminate, cease to be exercisable/payable and be forfeited as of the date of such termination of Service.

f. Exercise of Options; Payment.

(i) Notice of Exercise. Subject to vesting, exercisability and other restrictions provided for hereunder or otherwise imposed in accordance herewith, an Option may be exercised, in whole or in part, by a Participant only by delivery of written notice (in the form prescribed by the Committee) to the Company specifying the number of shares of Common Stock to be purchased. An Option may not be exercised after it is forfeited or otherwise terminated.

(ii) Payment of Exercise Price. The aggregate Exercise Price shall be paid in full upon the exercise of the Option. Payment must be made by one of the following methods: (A) cash or a certified or bank cashier’s check; (B) if and upon the terms approved by the Committee in its sole discretion, by delivery to the Company of previously owned and vested shares of Common Stock, duly endorsed for transfer to the Company, having an aggregate Fair Market Value on the date of exercise equal to the aggregate Exercise Price due for the number of shares being acquired pursuant to such exercise, (C) if and upon the terms approved by the Committee in its sole discretion, through the withholding by the Company of shares of Common Stock otherwise to be received, with such withheld shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the aggregate Exercise Price due for the number of shares being acquired; (D) a “cashless” exercise program established with a broker; (E) by any combination of such methods of payment, or (F) any other method approved by the Committee in its sole discretion. Unless otherwise specifically provided in the Option, the Exercise Price that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period the Common Stock is publicly traded, an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited. The Committee may impose limitations and prohibitions on the exercise of Options as it deems appropriate, including, without limitation, any limitation or prohibition designed to avoid accounting consequences which may result from the use of shares of Common Stock as payment of the aggregate Exercise Price.

g. Disqualifying Disposition with respect to Incentive Stock Option. If shares of Common Stock acquired upon the exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of (i) two years from the Grant Date of such Option, or (ii) one year from the date of the transfer of shares to the Participant pursuant to the exercise of such Option, or in any other “disqualifying disposition” within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing as soon as practicable thereafter of the date and terms of such disposition and, if the Company (or any Affiliate) thereupon has a tax withholding obligation, shall pay to the Company (or such Affiliate) an amount equal to any withholding tax the Company (or such Affiliate) is required to pay as a result of the disqualifying disposition.

7. Stock Appreciation Rights.

a. Grant of Stock Appreciation Rights. An Award of a Stock Appreciation Right may be granted to any Eligible Person selected by the Committee and shall be evidenced by an Award Agreement setting forth the Base Price, the term of the Stock Appreciation Right, the number of shares of Common Stock to which the Stock Appreciation Right relates, any conditions to the exercise of all or a portion of the Stock Appreciation Right and such other terms and conditions as the Committee, in its sole discretion, shall determine. A Stock Appreciation Right may, in the sole discretion of the Committee, be granted in tandem with an Option, and in such event, shall (i) have a Base Price per share equal to the per share Exercise Price of the Option, (ii) be vested and exercisable at the same time or times that a related Option is vested and exercisable, and (iii) expire no later than the time at which the related Option expires.

b. Benefits Upon Exercise. Subject to such terms and conditions as specified in an Award Agreement, a Stock Appreciation Right shall entitle the Participant to receive a payment, upon exercise or other settlement of the Stock Appreciation Right, of an amount determined by multiplying (i) the excess of the Fair Market Value of each share of Common Stock covered by the Stock Appreciation Right on the date of exercise or settlement of the Stock Appreciation Right over the Base Price per share of Common Stock covered by the Stock Appreciation Right, by (ii) the number of shares of Common Stock as to which such Stock Appreciation Right is exercised or settled. Such payment may be in cash, in shares of Common Stock (with or without restriction as to substantial risk of forfeiture and transferability, as determined by the Company in its sole discretion) valued at their Fair Market Value on the date of exercise or other settlement, or in any combination, as the Committee shall determine in the Award Agreement. Upon exercise of a tandem Stock Appreciation Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a tandem Stock Appreciation Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of Shares of Common Stock for which such Option has been exercised.

c. Base Price. The Base Price per share of Common Stock subject to a Stock Appreciation Right shall be determined by the Committee in its sole discretion, provided, however, that the Base Price per share shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Grant Date of such Stock Appreciation Right.

d. Term of Stock Appreciation Right. The Committee shall determine and set forth in an Award Agreement the term during which a vested Stock Appreciation Right may be exercised or settled, provided that in no event shall any Stock Appreciation Right have a maximum term greater than 10 years from the Grant Date, or such shorter period as set forth in the Award Agreement. Each Stock Appreciation Right shall terminate, cease to be exercisable/payable and be forfeited, not later than the end of the maximum term specified in the Agreement pertaining to the Stock Appreciation Right.

e. Vesting and Exercisability of Stock Appreciation Rights. The Committee shall, in its sole discretion, provide in an Award Agreement the time or times at which, or the conditions upon which, a Stock Appreciation Right or portion thereof shall become vested, exercisable and/or settled. The Committee may condition the vesting and/or exercisability upon the passage of time (e.g., subject to the Participant’s continued Service for a specified period) and/or the occurrence of any other event or condition that is established by the Committee and set forth in the Award Agreement. The Committee may, in its sole discretion, provide, in an Award Agreement or other written agreement between a Participant and the Company, for the acceleration of vesting and/or exercisability of any Stock Appreciation Right upon a Participant’s termination of Service under specified circumstances or upon the occurrence of other specified events or conditions. To the extent the vesting requirements of a Stock Appreciation Right are not satisfied, the Stock Appreciation Right shall be forfeited.

f. Notice of Exercise. Subject to vesting, exercisability and other restrictions provided for hereunder or otherwise imposed in accordance herewith, a Stock Appreciation Right may be exercised, in whole or in part, by a Participant only by delivery of written notice (in the form prescribed by the Committee) to the Company specifying the number of shares of Common Stock with respect to which the exercise applies.    A Stock Appreciation Right may not be exercised after it is forfeited or otherwise terminated.

g. Termination of Service. The same rules of Section 6(e) that apply to Options regarding termination of Service shall also apply to Stock Appreciation Rights.

8. Restricted Stock Awards.

a. Grant of Restricted Stock. A Restricted Stock Award may be granted to any Eligible Person selected by the Committee and shall be evidenced by an Award Agreement setting forth the number of shares of Common Stock subject to the Restricted Stock Award, the payment (if any) required for such shares, the vesting restrictions applicable to such shares and such other terms and conditions as the Committee, in its sole discretion, shall determine. The Committee may require that certificates representing the shares of Common Stock issued pursuant to a Restricted Stock Award bear a legend making appropriate reference to the restrictions imposed, and that certificates representing such shares will remain in the physical custody of the Company or an escrow holder until all restrictions are removed or have expired. The Committee may also require the Participant to execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate blank stock power with respect to the shares of Common Stock covered by such agreement. If a Participant fails to execute an agreement evidencing a Restricted Stock Award and, if applicable, an escrow agreement and stock power, the Award shall be null and void.

b. Vesting of Restricted Stock Awards. The Committee shall, in its sole discretion, provide in an Award Agreement the time or times at which, or the conditions upon which, a Restricted Stock Award shall vest. The restrictions imposed on shares of Common Stock granted under a Restricted Stock Award shall lapse in accordance with the vesting requirements specified by the Committee in the Award Agreement. The Committee may condition the vesting upon the passage of time (e.g., subject to the Participant’s continued Service for a specified period) and/or the occurrence of any other event or condition that is established by the Committee and set forth in the Award Agreement. The Committee may, in its sole discretion, provide, in an Award Agreement or other agreement between a Participant and the Company, for the acceleration of vesting of a Restricted Stock Award upon a Participant’s termination of Service under specified circumstances or upon the occurrence of other specified events or conditions. If the vesting requirements applicable to a Restricted Stock Award are not satisfied, the shares subject to the Award shall automatically be forfeited, the Participant shall assign, transfer, and deliver any certificates evidencing ownership of such shares to the Company, and the Participant shall cease for all purposes to be a stockholder with respect to such shares. If the Participant paid for such forfeited shares in cash or other tangible consideration, then, unless otherwise provided by the Committee in an Award Agreement, the Company will refund to the Participant the lesser of (i) the amount originally paid by the Participant for such shares and (ii) the Fair Market Value of such shares on the date of forfeiture. Without limiting Section 8(a), by acceptance of a Restricted Stock Award, the Participant shall be deemed to appoint, and does so appoint by execution of the Award Agreement, the Company and each of its authorized representatives as the Participant’s attorneys-in-fact to effect the transfer of forfeited shares subject to the Restricted Stock Award.

c. Nontransferability. Shares granted under any Restricted Stock Award may not be transferred, assigned or subject to any encumbrance, pledge, or charge unless and until (i) the vesting conditions applicable to the Award have been achieved, and (ii) the other restrictions on transferability applicable to Common Stock set forth in the Plan, the Award Agreement or otherwise have been satisfied.

d. Rights as a Stockholder. Subject to the foregoing provisions of this Section 8 and, unless otherwise stated in the applicable Award Agreement, a Participant generally shall have the rights and privileges of a stockholder with respect to shares of Common Stock granted to the Participant under a Restricted Stock Award, including the right to vote such shares and the right to receive dividends and distributions with respect such shares. However, unless provided otherwise in an Award Agreement, all cash and stock dividends and distributions shall be held back by the Company for the Participant’s account until such time as the related portion of the Restricted Stock Award vests (at which time such dividends or distributions, as applicable, shall be released and paid) and if such related portion of the Restricted Stock Award is forfeited, such dividends or distributions, as applicable, will be forfeited.

e. Section 83(b) Election. If a Participant makes an election pursuant to Section 83(b) of the Code with respect to a Restricted Stock Award, the Participant shall file, within 30 days following the date of grant of the Award, a copy of such election with the Company and with the Internal Revenue Service, in accordance with the regulations under Section 83 of the Code. The Committee may provide in an Award Agreement that the Restricted Stock Award is conditioned upon the Participant’s making or refraining from making an election with respect to the Award under Section 83(b) of the Code.

9. Restricted Stock Unit Awards.

a. Grant of Restricted Stock Units. An Award of hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock may be granted to any Eligible Person selected by the Committee and shall be evidenced by an Award Agreement setting forth the number of shares of Restricted Stock Units subject to the Award, the vesting and/or earnings conditions applicable to the Restricted Stock Units, the timing for settlement of the Restricted Stock Units and such other terms and conditions as the Committee, in its sole discretion, shall determine. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside funds for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

b. Vesting of Restricted Stock Units. The Committee shall, in its sole discretion, provide in an Award Agreement the time or times at which, or the conditions upon which, Restricted Stock Units shall vest and/or be settled. The Committee may condition the vesting upon the passage of time (e.g., subject to the Participant’s continued Service as of a specified date) and/or the occurrence of any other event or condition that is established by the Committee and set forth in the Award Agreement. The Committee may, in its sole discretion, provide, in an Award Agreement or other agreement between a Participant and the Company, for the acceleration of vesting of any Restricted Stock Units upon a Participant’s termination of Service under specified circumstances or upon the occurrence of other specified events or conditions. If the vesting requirements applicable to Restricted Stock Units are not satisfied, such units shall automatically be forfeited.

c. Dividend Equivalent Rights. The Committee may permit Participants holding Restricted Stock Units to receive Dividend Equivalent Rights on outstanding Restricted Stock Units if dividends are paid to stockholders on shares of Common Stock. If so permitted by the Committee, such Dividend Equivalent Rights may be paid in cash or shares of Common Stock (in the sole discretion of the Committee), and will be payable to the Participant upon settlement of the Restricted Stock Units to which the Dividend Equivalent Rights relate and, to the extent such Restricted Stock Units are forfeited, the Participant shall have no right to payment in respect of the Dividend Equivalent Rights. If the Committee permits Dividend Equivalent Rights to be made on Restricted Stock Units, the terms and conditions for such Dividend Equivalent Rights will be set forth in the applicable Award Agreement.

d. Settlement. At the time of settlement of a vested Restricted Stock Unit (which may be upon or following vesting of the Award, as set forth in the Award Agreement), the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding vested Restricted Stock Unit and cash equal to any Dividend Equivalents credited with respect to each such vested Restricted Stock Unit and any interest thereon (or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any); provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of

Common Stock for vested Restricted Stock Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Stock Unit vested (or specified deferred settlement date, if later).

10. Performance Awards.

a. Types of Performance Awards. In the discretion of the Committee, a Performance Award may be granted to any Eligible Person as an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Other Stock-Based Award or Cash Award.

b. Terms of Performance Awards. Performance Awards will be based on the attainment of Performance Goals that are established by the Committee for the relevant Performance Period. Prior to the grant of any Performance Award, the Committee will determine and each Award Agreement shall set forth the terms of each Performance Award, including, without limitation: (i) the nature, length and starting date of any Performance Period; (ii) the Performance Goals that shall be used to determine the time and extent to which a Performance Award has been earned; (iii) amount of any cash bonus, or the number of shares of Common Stock deemed subject to a Performance Award, and (iv) the effect of a termination of Participant’s Service on a Performance Award. Participants may participate simultaneously with respect to Performance Awards that are subject to different Performance Periods and Performance Goals. A Performance Award may but need not require the Participant’s completion of a specified period of Service.

c. Determination of Achievement. The Committee shall determine the extent to which a Performance Award has been earned in its sole discretion, including the extent to which Performance Goals have been attained, and the degree of achievement between minimum and maximum levels. The Committee may reduce or waive any criteria with respect to a Performance Goal, or adjust a Performance Goal (or method of calculating the attainment of a Performance Goal) to take into account unanticipated events, including changes in law and accounting or tax rules, as the Committee deems necessary or appropriate, or to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships. The Committee may also adjust or eliminate the compensation or economic benefit due upon attainment of Performance Goals in its sole discretion, subject to any limitations contained in the Award Agreement and compliance with Applicable Law.

11. Other Stock-Based Awards and Cash Awards.

a. Other Stock-Based Awards. The Committee may grant, either alone or in tandem with other Awards, to any Eligible Person an Other Stock-Based Award that is payable in, valued in whole or in part by reference to, or otherwise based or related to shares of Common Stock, including, but not limited to, shares of Common Stock awarded as a bonus or other compensation which are issued without restrictions on transfer and other incidents of ownership and free from forfeiture conditions (other than those that generally apply to shares of Common Stock under the Plan). An Other Stock-Based Award shall be evidenced by an Award Agreement setting forth the number of shares of Common Stock subject to the Award, any payment required for such Award, any vesting conditions applicable to the Award and such other terms and conditions as the Committee, in its sole discretion, shall determine.

b. Cash Awards. The Committee may grant, to any Eligible Person, a Cash Award that is payable contingent upon the attainment during a Performance Period of certain Performance Goals and/or such other terms as the Committee may determine (“Cash Award”). A Cash Award may also require the completion of a specified period of Service. The degree to which Performance Goals applicable to a Cash Award have been attained will be conclusively determined by the Committee, in its sole discretion. The Committee may specify the form of payment of Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Cash Award, or such portion thereof as the Committee may specify, to be paid in whole or in part in cash or other property.

12. Forfeiture Events

a. General. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events. Such events may include, without limitation, a termination of Service for Cause and/or breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is materially detrimental to the business or reputation of the Company. The Committee shall have the power to determine whether the Participant has been terminated for Cause and the date upon which such termination for Cause occurs. Any such determination shall be final, conclusive and binding upon the Participant. In addition, if the Company shall reasonably determine that a Participant has committed or may have committed any act which could constitute the basis for a termination of such Participant’s Service for Cause, the Committee may, subject to compliance with Applicable Law, suspend the Participant’s rights to exercise any Option or Stock Appreciation Right, receive any payment or vest in any right with respect to any Award pending a determination by the Company of whether an act has been committed which could constitute the basis for a termination for Cause.

b. Right of Recapture. Unless otherwise provided in an Award Agreement, if at any time within 1 year after the date on which a Participant exercises an Option or Stock Appreciation Right or on which an another Award vests or becomes payable, or on which income otherwise is realized by a Participant in connection with an Award,

(i) a Participant’s Service is terminated for Cause, or

(ii) the Committee determines in its sole discretion either that, (A) while in Service, the Participant had engaged in an act which would have warranted termination for Cause, or (B) after termination of Service for any reason, the Participant has engaged in conduct that violates any continuing obligation or duty of the Participant in respect of the Company, or any Affiliate, then any gain realized by the Participant from the exercise, vesting, payment or other realization of income by the Participant in connection with an Award, shall be paid by the Participant to the Company upon notice from the Committee. Such gain shall be determined as of the date on which the gain is realized by the Participant, without regard to any subsequent change in the Fair Market Value of a share of Common Stock. The Company shall have the right to offset such gain against any amounts otherwise owed to the Participant by the Company (whether as wages, vacation pay or pursuant to any benefit plan or other compensatory arrangement), subject to compliance with Section 409A of the Code and other Applicable Law. The foregoing shall apply in addition to any other relief available to the Company or any of its Affiliates at law or otherwise and without limiting the ability of the Company or any of its Affiliates to pursue the same.

c. Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement or compensation clawback policy as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of an event constituting Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to voluntarily terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company or any Affiliate. Without limiting the generality of the foregoing, any such clawback policy of the Company, whether required by applicable listing standards or law, or otherwise adopted by the Board in its discretion, may provide that if a Participant, regardless of his or her position with the Company, receives compensation pursuant to an Award under the Plan based on financial statements that are subsequently required to be restated in a way that would decrease the value of such compensation, the Participant will forfeit and repay to the Company the difference between what the Participant received and what the Participant should have received based on the accounting restatement. By accepting an Award hereunder, the Participant acknowledges and agrees that any such policy shall apply to such Award, and all compensation payable pursuant to such Award shall be subject to forfeiture and repayment pursuant to the terms of such policy. Although not required to give effect to the provisions of this Section 12(c), the Committee may, as it deems appropriate, amend the Plan to reflect the terms of any such policy.

13. Change in Control. Notwithstanding any provision of the Plan to the contrary, in the event of a Change in Control, outstanding Awards under the Plan shall be subject to the agreement pursuant to which the Change in Control takes place (or to such treatment as the Committee otherwise determines), which need not treat all outstanding Awards or Participants in an identical manner. Such agreement (or other treatment), without the Participant’s consent, may provide for one or more of the following with respect to Awards outstanding as of or immediately prior to the effective date of the Change in Control:

a. The continuation of any outstanding Awards by the Company (if the Company is the surviving entity);

b. The assumption of any outstanding Awards by the acquirer or surviving entity or its parent or subsidiary in a manner that complies with Sections 424(a) and 409A of the Code (as applicable), or the substitution by the successor or acquiring entity or its parent or subsidiary of equivalent awards with substantially the same terms for such outstanding Award in a manner that complies with Sections 424(a) and 409A of the Code (as applicable);

c. Full or partial acceleration of vesting and/or, if applicable, exercisability, of any Awards, and, in the case of Options or Stock Appreciation Rights, followed by the cancellation of such Options or Stock Appreciation Rights, if not exercised within a time period prior to the Change in Control, as specified by the Committee. The full or partial exercisability of such Awards and full or partial vesting of any Awards may be contingent on the closing of such Change in Control. Any exercise of Options or Stock Appreciation Rights during such period may be contingent on the closing of such Change in Control;

d. With respect to Performance Awards, the cessation, upon the date of the Change in Control, of any incomplete Performance Periods applicable to such Awards, with the Committee determining the extent to which the Performance Goals applicable to such Awards have been attained as of the date of the Change in Control based on such audited or unaudited financial information then available as the Committee deems appropriate, and partial or full payment to the Participant in respect of such Awards based on such determination by the Committee, or, if not determinable, with the assumption that the applicable “target” level of performance has been attained, or on such other basis determined by the Committee;

e. The settlement of Awards (whether or not then vested or exercisable) in cash, cash equivalents, or securities of the successor entity (or its parent, if any) with a fair market value (as determined by the Committee) equal to the required amount provided in the agreement pursuant to which the Change in Control occurs, followed by the cancellation of such Awards; provided however, that such Award may be cancelled without consideration if such Award has no value, as determined by the Committee in its sole discretion. Subject to compliance with Section 409A of the Code, such payment may be made in installments and may be deferred until the date or dates the Award would have become exercisable or vested. Such payment may be subject to vesting based on the Participant’s continuous Service, provided that the vesting schedule shall not be less favorable to the Participant than the schedule under which the Award would have become vested or exercisable. For purposes of this paragraph, the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply to such security. Further, subject to compliance with Section 409A of the Code, the Participant may be required to bear his or her pro rata share of any post-closing indemnity obligations with respect to the Award and settlement of the Award may be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, and similar conditions as the holders of Common Stock.

Without limitation of the foregoing, in the case of Options and/or Stock Appreciation Rights, such settlement may, at the discretion of the Committee, include payment to one or more Participants holding such Options or Stock Appreciation Rights equal to the excess, if any, of (i) the Fair Market Value of the shares subject to each such Option or Stock Appreciation Right (whether or not such Option or Stock Appreciation Right is then vested or exercisable) as of the closing date of such Change in Control over (ii) aggregate Exercise Price or Base Price of such Option or Stock Appreciation Right.    With respect to any or every Option or Stock Appreciation Right that has a per share Exercise Price or Base Price that equals or exceeds the Fair Market Value per share of Common Stock as of the closing of the Change in Control, the Committee, in its discretion, may provide for the cancellation of such Option or Stock Appreciation Right without any payment to the Participant therefor; and/or

f. The cancellation of unvested Awards (or portion thereof) in exchange for no consideration.

Unless otherwise determined by the Committee and evidenced in an Award Agreement (or as otherwise determined by the Committee), in the event of a Change in Control and either (i) an outstanding Award is not assumed or substituted in connection with the Change in Control, or (ii) an outstanding Award is assumed or substituted in connection therewith but the Participant’s Service is terminated by the Company (or its successor or affiliate) without Cause within twelve (12) months after the Change in Control, then: (A) any unvested or unexercisable portion of any Award carrying a right to exercise shall become fully vested and exercisable, and (B) the restrictions (including exercise restrictions), deferral limitations, payment conditions and forfeiture conditions applicable to an Award granted will lapse and such Award will be deemed fully vested, and any performance conditions on the Award will be deemed achieved based on actual performance levels as determined by the Committee. For purposes of the preceding sentence, an Award shall be considered to be assumed or substituted for if, following the Change in Control, the Award remains subject to the same terms and conditions that were applicable to the Award immediately prior to the Change in Control except that, if the Award related to shares of Common Stock, the award instead confers the right to receive, or otherwise relates to, common stock of the acquiring or surviving entity (with adjustment to such number of shares subject to the Award as determined by the Committee). For the avoidance of doubt, the Committee may accelerate the vesting of or waive restrictions on awards in whole or in part at any time, for any reason (subject to compliance with Section 409A of the Code, to the extent applicable to the Award).

14. General Provisions

a. Additional Documentation. The Company may, at any time, require a Participant to execute any additional documents or instruments necessary or desirable, as determined by the Committee, to carry out the purposes or intent of any Award and/or to facilitate compliance with securities, tax and/or other regulatory requirements. Any such additional documents or instructions may, but need not be, appended to an Award Agreement.

b. Restrictions on Transfer of Awards. Except as expressly provided in the Plan or an applicable Award Agreement, or otherwise determined by the Committee, no Participant may sell, transfer, assign, pledge, donate or otherwise dispose of (including any transfer by operation of law or involuntary transfer) Awards or any interest therein for any reason during the Participant’s lifetime, and any attempt to do so shall be void and shall result in the relevant Award being forfeited. The Committee may grant Awards (except Incentive Stock Options) that are transferable by the Participant during his or her lifetime, but such Awards shall be transferable only to the extent specifically provided in such Participant’s Award Agreement. In the event of the death of a Participant, an Award may be transferred by will or the laws of descent or distribution. The transferee of the Participant shall, in all cases, be subject to the provisions of the Award Agreement and the terms and conditions of this Plan. Unless otherwise determined by the Committee, an Option or Stock Appreciation Right may be exercised during the lifetime of the Participant, only by the Participant or, during the period the Participant is under a legal disability, by the Participant’s guardian or legal representative.

c. Rights as a Stockholder. A Participant shall have no rights as a holder of shares of Common Stock with respect to any unissued securities covered by an Award until the date the Participant becomes the holder of record of such securities (except for any Dividend Equivalent Rights permitted by an applicable Award Agreement). Except as otherwise provided for in the Plan or an Award Agreement, after shares of Common Stock are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such shares, including the right to vote and receive dividends or other distributions.

d. Prohibition Against Exchange and Buyout of Awards.    Notwithstanding any provision of the Plan to the contrary, except in connection with a corporate transaction involving the Company (including, without limitation, a Change in Control or any transaction or event described in Section 4(d)), the Committee shall not, without the approval of the Company’s stockholders, (i) reduce the Exercise Price of an Option or reduce the Base Price of a Stock Appreciation Right after it is granted, (ii) cancel any outstanding Option or Stock Appreciation Right in exchange for another Award, or Option or Stock Appreciation Right with an Exercise Price or Base Price, as applicable, that is less than the Exercise Price or Base Price of the original Option or Stock Appreciation Right, (iii) cancel an outstanding Option or Stock Appreciation Right when the Exercise Price or Base Price, as applicable, exceeds the Fair Market Value of a share of the Common Stock in exchange for cash or other securities, or (iv) take any other action with respect to an Option or Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal securities market on which the Common Stock is traded. Any amendment or repeal of this Section 14(d) shall require the approval of the stockholders of the Company.

e. Deferrals of Payment. To the extent permitted by Applicable Law, the Committee, in its sole discretion, may determine that the delivery of shares of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award shall or may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants (or deferred settlement or payment required by the Committee) will be made in accordance with Section 409A of the Code, if applicable, and any other Applicable Law.

f. Acceleration of Exercisability and Vesting. The Committee shall have the power and authority to accelerate the time at which an Award or any part thereof may be exercised or the time at which an Award or any part thereof will vest, notwithstanding the provisions in the Award stating the time at which an award may be exercised or the time at which it will vest. Any such acceleration shall be subject to compliance with Section 409A of the Code, to the extent applicable to the Award.

g. Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., Exercise Price, Base Price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

h. Securities Law Compliance.

(i) General. No shares of Common Stock shall be purchased, sold or otherwise issued pursuant to any Award unless and until (A) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Committee and its counsel and (B) if required to do so by the Committee, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require in its sole discretion.

(ii) Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the

Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this subsection, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

i. Tax Withholding. All Awards (including the issuance or vesting of shares or payment of cash pursuant to an Award) shall be subject to all applicable tax withholding. Prior to the delivery of any shares of Common Stock or cash pursuant to an Award (or exercise thereof) or such earlier time as any tax withholdings are due, the Company will have the power and right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy U.S. federal, state, or local taxes, non-U.S. taxes, or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award. The Committee, or its delegate(s), as permitted by Applicable Law, in its sole discretion and pursuant to such procedures as it may specify from time to time and subject to limitations of Applicable Law, may require or permit a Participant to satisfy any applicable tax withholding obligations, in whole or in part by (without limitation) (A) requiring the Participant to make a cash payment, (B) withholding from the Participant’s wages or other cash compensation paid to the Participant by the Company or any Affiliate; (C) withholding from the shares of Common Stock otherwise issuable pursuant to an Award; (D) permitting the Participant to deliver to the Company already-owned shares of Common Stock, (E) withholding from the proceeds of the sale of otherwise deliverable shares of Common Stock acquired pursuant to an Award either through a voluntary sale or through a mandatory sale arranged by the Company or (F) such other means as the Committee shall deem appropriate.

j. Section 409A Compliance. It is intended that this Plan and any Awards will comply with, or avoid application of, the provisions of Section 409A of the Code, and they shall be interpreted and construed on a basis consistent with that intent. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “nonqualified deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum (without interest) on the day after such six month period elapses, with the balance paid thereafter on the original schedule. Notwithstanding the foregoing, the Company and its Affiliates and their respective employees, officers and directors shall have no liability whatsoever to a Participant nor any other Person (i) if an Award that is intended to be exempt from, or compliant with, Section 409A of the Code is not so exempt or compliant, or (ii) in respect of any decision to take action to attempt to comply with Section 409A of the Code, any omission to take such action or for the failure of any action taken by the Company to so comply. Notwithstanding the foregoing, in the sole discretion of the Committee, the Company may, but is under no obligation to, agree to pay all or a portion of the individual tax liability of one or more Participants whose awards do not satisfy the conditions for exemption under Section 409A of the Code.

k. No Obligation to Notify or Minimize Taxes. The Company shall have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising an Award. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise any Participant of a pending termination or expiration of any Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of any Award.

l. Unfunded Plan. The adoption of the Plan and any reservation of shares of Common Stock or cash amounts by the Company to discharge its obligations hereunder shall not be deemed to create a trust or other funded arrangement. Except upon the issuance of Common Stock pursuant to an Award, any rights of a

Participant under the Plan shall be those of a general unsecured creditor of the Company, and neither a Participant nor the Participant’s permitted transferees or estate shall have any other interest in any assets of the Company by virtue of the Plan. The Plan is not intended to be a plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, and shall be interpreted accordingly.

m. Stop Transfer Orders. All certificates for shares of Common Stock delivered under the Plan pursuant to any Award shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under Applicable Law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

n. Other Compensation and Benefit Plans. The adoption of the Plan shall not affect any other share incentive or other compensation plans in effect for the Company or any of its Affiliates, nor shall the Plan preclude the Company from establishing any other forms of share incentive or other compensation or benefit program for employees of the Company or any of its Affiliates. The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute includable compensation for purposes of determining the amount of benefits to which a Participant is entitled under any other compensation or benefit plan or program of the Company or an Affiliate, including, without limitation, under any pension or severance benefits plan, except to the extent specifically provided by the terms of any such plan.

o. Plan Binding on Transferees. The Plan shall be binding upon the Company, its successors, transferees and assigns, and the Participant, the Participant’s executor, administrator and permitted transferees and beneficiaries.

p. Severability. Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Plan is held to be invalid, illegal or unenforceable in any respect under any Applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the enforceability of this Plan in any other jurisdiction, but this Plan will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

q. Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws and practices in other countries in which the Company and its Affiliates operate or have Employees or other Eligible Persons, the Committee, in its sole discretion, will have the power and authority to: (i) determine which Affiliates will be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States or foreign nationals to comply with applicable foreign laws, policies, customs and practices; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Committee determines such actions to be necessary or advisable (and such subplans and/or modifications will be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications will increase the share limitations contained in Section 4(a); and (v) take any action, before or after an Award is made, that the Committee determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Committee may not take any actions under the Plan, and no Awards will be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

r. No Continued Service Rights. Neither the Plan nor any Award granted hereunder shall confer on any Participant any right to continuation of the Participant’s employment or other service relationship with the Company or its Affiliates, nor shall it interfere in any way with such Participant’s right or the right of the Company or its Affiliates to terminate such relationship, with or without Cause.

s. Governing Law. All issues concerning this Plan will be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Delaware.

t. Captions. The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

15. Amendment and Termination.

a. Amendment. The Board at any time, and form time to time, may amend the Plan in any respect that it deems necessary or advisable, subject to the limitations of Applicable Law and this Section 15. If required by Applicable Law, the Company will seek stockholder approval of any amendment of the Plan that (i) materially increases the number of shares of Common Stock available for issuance under the Plan (except as provided in Section 4(d) relating to adjustments upon changes in Common Stock), (ii) materially expands the class of individuals eligible to receive Awards under the Plan, (iii) materially increases the benefits accruing to Participants under the Plan, (iv) materially reduces the price at which Common Stock may be issued or purchased under the Plan, (v) materially extends the term of the Plan, (vi) materially expands the types of Awards available for issuance under the Plan, or (vii) as otherwise required by Applicable Law. The Committee at any time, and from time to time, may amend the terms of any one or more Awards, subject to the limitations of this Section 15.

b. Termination. The Plan shall terminate automatically on the 10th anniversary of the Effective Date. The Board at any earlier time may suspend or terminate the Plan. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated, but Awards previously granted may extend beyond suspension or termination of the Plan. Termination of the Plan shall not affect the Board’s or the Committee’s ability to exercise the powers granted to it under the Plan with respect to Awards granted or awarded under the Plan prior to the date of such termination.

c. No Impairment. No amendment, suspension or termination of the Plan or any Award pursuant to this Section 15 may materially impair a Participant’s rights under any outstanding Award, except with the written consent of the affected Participant or as may otherwise be expressly permitted in the Plan. Notwithstanding the foregoing, subject to the limitations of Applicable Law, if any, the Committee may amend the terms of any one or more Awards without the affected Participant’s consent (i) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (ii) to clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A of the Code; or (iii) to facilitate compliance with other Applicable Laws.

DELCATH SYSTEMS, INC.

1633 BROADWAY, 22ND FLOOR, SUITE C

NEW YORK, NY 10019

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 5, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/DCTH2021

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 5, 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D48810-P52503                     KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DELCATH SYSTEMS, INC.	For	Withhold	For All	To withhold authority to vote for any individual
	All	All	Except	nominee(s), mark “For All Except” and write the
The Board of Directors recommends you vote FOR				number(s) of the nominee(s) on the line below.
the following:
	☐	☐	☐
1. To elect the two Class III director nominees

Nominees:

01)	Roger G. Stoll, Ph.D.
02)	Steven Salamon

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.		For	Against	Abstain

2.	To approve an amendment of the Company’s 2020 Omnibus Equity Incentive Plan to increase by 1,800,000 shares the number of shares available under the 2020 Omnibus Equity Incentive Plan;	☐	☐	☐

3.	To ratify the selection, by the Audit Committee of our Board of Directors, of Marcum LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2021; and	☐	☐	☐

4.	To approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in the Proxy Statement.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

— — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — —

D48811-P52503

DELCATH SYSTEMS, INC.

Annual Meeting of Stockholders

May 6, 2021 9:30 AM

This proxy is solicited by the Board of Directors

Common Stock

The stockholder hereby appoints Gerard Michel, John Purpura and Christine Padula, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of DELCATH SYSTEMS, INC. that the stockholder is entitled to vote at the Annual Meeting of Stockholders to be held at 9:30 AM, EDT on May 6, 2021, via webcast at www.virtualshareholdermeeting.com/DCTH2021, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side

DELCATH SYSTEMS, INC.

1633 BROADWAY, 22ND FLOOR, SUITE C

NEW YORK, NY 10019

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 5, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/DCTH2021

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 5, 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge,

51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D48812-P52503                     KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DELCATH SYSTEMS, INC.	For	Withhold	For All	To withhold authority to vote for any individual
	All	All	Except	nominee(s), mark “For All Except” and write the
The Board of Directors recommends you vote FOR				number(s) of the nominee(s) on the line below.
the following:	☐	☐	☐

1. To elect the two Class III director nominees

Nominees:

01)	Roger G. Stoll, Ph.D.
02)	Steven Salamon

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.		For	Against	Abstain

2.	To approve an amendment of the Company’s 2020 Omnibus Equity Incentive Plan to increase by 1,800,000 shares the number of shares available under the 2020 Omnibus Equity Incentive Plan;	☐	☐	☐

3.	To ratify the selection, by the Audit Committee of our Board of Directors, of Marcum LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2021; and	☐	☐	☐

4.	To approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in the Proxy Statement.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

— — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — —

D48813-P52503

DELCATH SYSTEMS, INC.

Annual Meeting of Stockholders

May 6, 2021 9:30 AM

This proxy is solicited by the Board of Directors

Series E Convertible Preferred Stock

The stockholder hereby appoints Gerard Michel, John Purpura and Christine Padula, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Series E Convertible Preferred Stock of DELCATH SYSTEMS, INC. that the stockholder is entitled to vote at the Annual Meeting of Stockholders to be held at 9:30 AM, EDT on May 6, 2021, via webcast at www.virtualshareholdermeeting.com/DCTH2021, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side

DELCATH SYSTEMS, INC.

1633 BROADWAY, 22ND FLOOR, SUITE C

NEW YORK, NY 10019

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 5, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/DCTH2021

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 5, 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D48814-P52503                     KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DELCATH SYSTEMS, INC.	For	Withhold	For All	To withhold authority to vote for any individual
	All	All	Except	nominee(s), mark “For All Except” and write the
The Board of Directors recommends you vote FOR				number(s) of the nominee(s) on the line below.
the following:
	☐	☐	☐
1. To elect the two Class III director nominees

Nominees:

01)	Roger G. Stoll, Ph.D.
02)	Steven Salamon

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.		For	Against	Abstain

2.	To approve an amendment of the Company’s 2020 Omnibus Equity Incentive Plan to increase by 1,800,000 shares the number of shares available under the 2020 Omnibus Equity Incentive Plan;	☐	☐	☐

3.	To ratify the selection, by the Audit Committee of our Board of Directors, of Marcum LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2021; and	☐	☐	☐

4.	To approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in the Proxy Statement.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

— — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — —— — — — —

D48815-P52503

DELCATH SYSTEMS, INC.

Annual Meeting of Stockholders

May 6, 2021 9:30 AM

This proxy is solicited by the Board of Directors

Series E-1 Convertible Preferred Stock

The stockholder hereby appoints Gerard Michel, John Purpura and Christine Padula, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Series E-1 Convertible Preferred Stock of DELCATH SYSTEMS, INC. that the stockholder is entitled to vote at the Annual Meeting of Stockholders to be held at 9:30 AM, EDT on May 6, 2021, via webcast at www.virtualshareholdermeeting.com/DCTH2021, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side